--------------------------------------------------------------------------------

 BEAR
STEARNS                          April 4, 2003             [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------


                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                          ----------------------------

                                 $1,141,310,000
                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                  AS DEPOSITOR


                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                     JOHN HANCOCK REAL ESTATE FINANCE, INC.
                            AS MORTGAGE LOAN SELLERS

                          ----------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

                          ----------------------------



BEAR, STEARNS & CO. INC.                                        MORGAN STANLEY

CO-LEAD BOOKRUNNING MANAGER                        CO-LEAD BOOKRUNNING MANAGER

GOLDMAN, SACHS & CO.                       WELLS FARGO BROKERAGE SERVICES, LLC

CO-MANAGER                                                          CO-MANAGER


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

TRANSACTION FEATURES

o     Sellers:

--------------------------------------------------------------------------------------------------------------------
                                                          NO. OF      NO. OF        CUT-OFF DATE         % OF
SELLERS                                                   LOANS     PROPERTIES       BALANCE ($)         POOL
--------------------------------------------------------------------------------------------------------------------
 Wells Fargo Bank, National Association                     69          69           318,209,479         26.1
 Morgan Stanley Mortgage Capital Inc.                       19          29           277,442,167         22.8
 Principal Commercial Funding, LLC                          44          44           239,392,115         19.7
 Bear Stearns Commercial Mortgage, Inc.                     29          53           216,810,594         17.8
 John Hancock Real Estate Finance, Inc.                      7            7          165,543,834         13.6
--------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                    168          202        1,217,398,189        100.0
--------------------------------------------------------------------------------------------------------------------

o     Loan Pool:

      o     Average Cut-off Date Balance: $7,246,418

      o     Largest Mortgage Loan by Cut-off Date Balance: $75,000,000

      o Five largest and ten largest loans: 23.7% and 33.9% of pool, respectively

o     Credit Statistics:

      o     Weighted average debt service coverage ratio of 2.29x

      o Weighted average current loan-to-value ratio of 58.2%; weighted average balloon loan-to-value ratio of 46.5%

o     Property Types:

                               [PIE CHART OMITTED]


                Self Storage                     Industrial
                    2.3%                           10.5%

                  Other(1)                      Multifamily
                    6.0%                           10.3%

                 Retail(2)                      Residential
                   36.2%                        Cooperative
                                                    6.2%
                   Office
                   25.5%                        Hospitality
                                                    3.1%

Notes: (1) "Other" collateral consists of Mixed Use, Parking Garage, and
       Manufactured Housing Community.
       (2) "Retail" collateral consists of 26.6% Anchored, 3.1% Unanchored, 2.3% Free Standing, 3.1% Shadow Anchored, 0.5% Big Box and
       0.5% Specialty.

o     Call Protection: (as applicable)

      o 76.2% of the pool (133 loans) has a lockout period ranging from 24 to 47 payments from origination, then defeasance provisions.

      o 13.1% of the pool (15 loans) has a lockout period ranging from 3 to 72 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%.

      o 10.0% of the pool (18 loans) has a lockout period ranging from 24 to 60 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permit defeasance two years following securitization.

      o 0.3% of the pool (1 loan) is freely prepayable with the greater of yield maintenance and a prepayment premium of 1.0%.

      o 0.3% of the pool (1 loan) has a lockout period of 47 payments from origination, then defeasance provisions, and after 66 payments, permits prepayment with the greater of yield maintenance and a prepayment premium of 3.0%.

o Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying Agent in addition to detailed payment and delinquency information. Information provided by the Paying Agent is expected to be available at www.ctslink.com/cmbs. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying Agent's website.

o Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

o Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

OFFERED CERTIFICATES

-------- ---------------- ----------------- ------------- ----------- --------------- ---------------- ---------------- ------------
                                                                                                                        CERTIFICATE
              INITIAL                                                                 EXPECTED FINAL       INITIAL       PRINCIPAL
            CERTIFICATE    SUBORDINATION       RATINGS     AVERAGE      PRINCIPAL      DISTRIBUTION     PASS-THROUGH      TO VALUE
  CLASS     BALANCE(1)         LEVELS        (FITCH/S&P)  LIFE(2)(3)   WINDOW(2)(4)       DATE(2)          RATE(5)        RATIO(6)
-------- ---------------- ----------------- ------------- ----------- --------------- ---------------- ---------------- ------------
A-1        $303,370,000        13.250%        AAA / AAA      5.70        1 - 110          6/13/12           [ ]%            50.5%
-------- ---------------- ----------------- ------------- ----------- --------------- ---------------- ---------------- ------------
A-2        $752,722,000        13.250%        AAA / AAA      9.70       110 - 119         3/13/13           [ ]%            50.5%
-------- ---------------- ----------------- ------------- ----------- --------------- ---------------- ---------------- ------------
B           $35,001,000        10.375%         AA / AA       9.87       119 - 119         3/13/13           [ ]%            52.2%
-------- ---------------- ----------------- ------------- ----------- --------------- ---------------- ---------------- ------------
C           $38,043,000         7.250%          A / A        9.87       119 - 119         3/13/13           [ ]%            54.0%
-------- ---------------- ----------------- ------------- ----------- --------------- ---------------- ---------------- ------------
D           $12,174,000         6.250%         A- / A-       9.93       119 - 120         4/13/13           [ ]%            54.6%
-------- ---------------- ----------------- ------------- ----------- --------------- ---------------- ---------------- ------------

PRIVATE CERTIFICATES (7)

------- -------------------- ------------- ----------- ---------- -------------- --------------- ----------------- ----------------
        INITIAL CERTIFICATE                                                      EXPECTED FINAL       INITIAL        CERTIFICATE
        BALANCE OR NOTIONAL  SUBORDINATION   RATINGS    AVERAGE      PRINCIPAL    DISTRIBUTION      PASS-THROUGH    PRINCIPAL TO
CLASS        AMOUNT(1)          LEVELS     (FITCH/S&P) LIFE(2)(3)  WINDOW(2)(4)      DATE(2)          RATE(5)      VALUE RATIO(6)
------- -------------------- ------------- ----------- ---------- -------------- --------------- ----------------- ----------------
X-1       $1,217,398,188 (8)        ---     AAA / AAA      ---          ---            ---         Variable Rate         ---
------- -------------------- ------------- ----------- ---------- -------------- --------------- ----------------- ----------------
X-2       $1,121,407,000 (8)        ---     AAA / AAA      ---          ---            ---         Variable Rate         ---
------- -------------------- ------------- ----------- ---------- -------------- --------------- ----------------- ----------------
E             $15,218,000         5.000%   BBB+ / BBB+    9.96       120 - 120       4/13/13            [ ]%              55.3%
------- -------------------- ------------- ----------- ---------- -------------- --------------- ----------------- ----------------
F              $9,130,000         4.250%    BBB / BBB     9.96       120 - 120       4/13/13            [ ]%              55.7%
------- -------------------- ------------- ----------- ---------- -------------- --------------- ----------------- ----------------
G              $7,609,000         3.625%   BBB- / BBB-   10.06       120 - 125       9/13/13            [ ]%              56.1%
------- -------------------- ------------- ----------- ---------- -------------- --------------- ----------------- ----------------
H - O         $44,131,188            ---       ---         ---          ---            ---              [ ]%             ---
------- -------------------- ------------- ----------- ---------- -------------- --------------- ----------------- ----------------

Notes:   (1)   As of April 1, 2003. In the case of each such Class, subject to a permitted variance of plus or minus 5%.

         (2) Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

         (3)   Average life is expressed in terms of years.

         (4) Principal window is the period (expressed in terms of months and commencing with the month of May 2003) during which distributions of principal are expected to be made to the holders of each designated Class.

         (5) The Class A-1, A-2, B, and C Certificates will accrue interest at a fixed rate. The Class D, E, F and G Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or
               (iii) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. The Class X-1 and X-2 Certificates will be collectively known as the "Class X Certificates."

         (6) Certificate Principal to Value Ratio is calculated by dividing each Class' Certificate Balance and the Certificate Balances of all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio, calculated as described herein. The Class A-1 and A-2 Certificate Principal to Value Ratio is calculated based upon the aggregate of the Class A-1 and A-2 Certificate Balances.

         (7)   Certificates to be offered privately pursuant to Rule 144A.

         (8) The Class X-1 and Class X-2 Notional Amounts are defined herein and in the Prospectus Supplement.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

I. ISSUE CHARACTERISTICS

   Issue Type:                   Public: Classes A-1, A-2, B, C and D (the
                                 "Offered Certificates")

                                 Private (Rule 144A): Classes X-1, X-2, E, F, G, H, J, K, L, M, N, and O

   Securities Offered:           $1,141,310,000 monthly pay, multi-class,
                                 sequential pay commercial mortgage REMIC
                                 Pass-Through Certificates, including five principal and interest classes (Classes A-1, A-2, B, C, and D)

   Sellers: Wells Fargo Bank, National Association, Morgan Stanley Mortgage Capital Inc., Principal Commercial Funding, LLC, Bear Stearns Commercial Mortgage, Inc., and John Hancock Real Estate Finance, Inc.

   Co-lead Bookrunning Managers: Bear, Stearns & Co. Inc. and Morgan
                                 Stanley & Co. Incorporated

   Co-Managers:                  Goldman, Sachs & Co. and Wells Fargo Brokerage
                                 Services, LLC

   Master Servicer:              Wells Fargo Bank, National Association

   Primary Servicers:            Principal Global Investors, LLC (with respect
                                 to the individual loans sold by Principal
                                 Commercial Funding, LLC); John Hancock Real
                                 Estate Finance, Inc. (with respect to the individual loans sold by it); Wells Fargo Bank, National Association (with respect to the individual loans sold by it, Bear Stearns
                                 Commercial Mortgage, Inc., and Morgan Stanley
                                 Mortgage Capital Inc.).

   Special Servicer:             ARCap Servicing, Inc.

   Trustee:                      LaSalle Bank National Association

   Paying Agent and Registrar:   Wells Fargo Bank Minnesota, National
                                 Association

   Cut-Off Date:                 April 1, 2003. For purposes of the information
                                 contained in this term sheet, scheduled
                                 payments due in April 2003 with respect to mortgage loans not having payment dates on the first of each month have been deemed received on April 1, 2003, not the actual day on which such scheduled payments were due.

   Expected Closing Date:        On or about April 29, 2003

   Distribution Dates:           The 13th of each month, commencing in May 2003
                                 (or if the 13th is not a business day, the next succeeding business day)

   Minimum Denominations:        $25,000 for the Class A-1 and A-2 Certificates
                                 and $100,000 for all other Offered Certificates and in multiples of $1 thereafter

   Settlement Terms:             DTC, Euroclear and Clearstream, same day funds,
                                 with accrued interest

   Legal/Regulatory Status:      Classes A-1, A-2, B, C and D are expected to be
                                 eligible for exemptive relief under ERISA. No
                                 Class of Certificates is SMMEA eligible.

   Risk Factors:                 THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                 NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                 "RISK FACTORS" SECTION OF THE PROSPECTUS
                                 SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                 THE PROSPECTUS


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

II. STRUCTURE CHARACTERISTICS

The Class A-1, A-2, B, and C Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class D, E, F and G Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

IO STRUCTURE:

                                Month  0  24  36  48  60  72  84  96  Maturity

Class A-1     AAA/AAA      [ %]                                         $303.4MM
Class A-2     AAA/AAA      [ %]                                         $752.7MM
Class B       AA/AA        [ %]                                          $35.0MM
Class C       A/A          [ %]         [BAR GRAPH OMITTED]              $38.0MM
Class D       A-/A-        [ %]                                          $12.2MM
Class E       BBB+/BBB+    [ %]                                          $15.2MM
Class F       BBB/BBB      [ %]                                           $9.1MM
Class G       BBB-/BBB-    [ %]                                           $7.6MM
Class H       BB+/BB+      [ %]                                          $10.7MM
Class J       BB/BB        [ %]                                           $4.6MM
Class K       BB-/BB-      [ %]                                           $6.1MM
Classes L-0   B+/B+ to NR  [ %]                                          $22.8MM

[LEGEND OMITTED]

                              NR = Not Rated






This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

Class X-1 and X-2 Notional       The Notional Amount of the Class X-1
Balances:                        Certificates will be equal to the aggregate of
                                 the Certificate Balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class
                                 X-2 Certificates will equal:

                                 o    during the period from the Closing Date
                                      through and including the Distribution
                                      Date occurring in April 2005, the sum of
                                      (a) the lesser of $230,754,000 and the
                                      Certificate Balance of the Class A-1
                                      Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class J Certificates outstanding from time to time and (c) the lesser of $5,539,000 and the Certificate Balance of the Class K Certificates outstanding from time to time;

                                 o    during the period following the
                                      Distribution Date occurring in April 2005 through and including the Distribution Date occurring in April 2006, the sum of
                                      (a) the lesser of $170,818,000 and the
                                      Certificate Balance of the Class A-1
                                      Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, and Class F Certificates outstanding from time to time and (c) the lesser of $4,631,000 and the Certificate Balance of the Class G Certificates outstanding from time to time;

                                 o    during the period following the
                                      Distribution Date occurring in April 2006 through and including the Distribution Date occurring in April 2007, the sum of
                                      (a) the lesser of $114,192,000 and the
                                      Certificate Balance of the Class A-1
                                      Certificates outstanding from time to
                                      time, (b) the aggregate of the Certificate
                                      Balances of the Class A-2, Class B, Class
                                      C and Class D Certificates outstanding
                                      from time to time and (c) the lesser of
                                      $6,994,000 and the Certificate Balance of the Class E Certificates outstanding from time to time;

                                 o    during the period following the
                                      Distribution Date occurring in April 2007 through and including the Distribution Date occurring in April 2008, the sum of
                                      (a) the lesser of $39,298,000 and the
                                      Certificate Balance of the Class A-1
                                      Certificates outstanding from time to
                                      time, (b) the aggregate of the Certificate
                                      Balances of the Class A-2 and Class B
                                      Certificates outstanding from time to time and (c) the lesser of $37,160,000 and the Certificate Balance of the Class C Certificates outstanding from time to time;

                                 o    during the period following the
                                      Distribution Date occurring in April 2008 through and including the Distribution Date occurring in April 2009, the sum of
                                      (a) the lesser of $740,940,000 and the
                                      Certificate Balance of the Class A-2
                                      Certificates outstanding from time to
                                      time, (b) the Certificate Balance of the Class B Certificates outstanding from time to time and (c) the lesser of $18,818,000 and the Certificate Balance of the Class C Certificates outstanding from time to time;

                                 o    during the period following the
                                      Distribution Date occurring in April 2009 through and including the Distribution Date occurring in April 2010, the sum of
                                      (a) the lesser of $662,374,000 and the
                                      Certificate Balance of the Class A-2
                                      Certificates outstanding from time to
                                      time, (b) the Certificate Balance of the Class B Certificates outstanding from time to time and (c) the lesser of $2,012,000 and the Certificate Balance of the Class C Certificates outstanding from time to time;


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

                                 o    during the period following the
                                      Distribution Date occurring in April 2010 through and including the Distribution Date occurring in April 2011, the sum of
                                      (a) the lesser of $617,924,000 and the
                                      Certificate Balance of the Class A-2
                                      Certificates outstanding from time to time and (b) the lesser of $22,124,000 and the Certificate Balance of the Class B Certificates outstanding from time to time; and

                                 o following the Distribution Date occurring in April 2011, $0.





















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

Class X-1 Pass-Through Rate:     The Pass-Through Rate applicable to the Class
                                 X-1 Certificates for the initial Distribution
                                 Date will equal approximately [__]% per annum.
                                 The Pass-Through Rate applicable to the Class
                                 X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip
                                 Rates") at which interest accrues from time to time on the respective components of the total
                                 Notional Amount of the Class X-1 Certificates outstanding immediately prior to the related
                                 Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such
                                 Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of one of the classes of the Principal Balance
                                 Certificates. In general, the Certificate
                                 Balance of each class of Principal Balance
                                 Certificates will constitute a separate
                                 component of the total Notional Amount of the Class X-1 Certificates; provided that, if a portion, but not all, of the Certificate
                                 Balance of any particular class of Principal
                                 Balance Certificates is identified under
                                 "--Certificate Balance" in the prospectus supplement as being part of the total Notional
                                 Amount of the Class X-2 Certificates
                                 immediately prior to any Distribution Date, then that identified portion of such Certificate Balance will also represent one or more separate components of the total Notional
                                 Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date, and the remaining portion of such Certificate Balance will represent one or more other separate components of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring on or before April
                                 2011, on any particular component of the total
                                 Notional Amount of the Class X-1 Certificates immediately prior to the related Distribution
                                 Date, the applicable Class X-1 Strip Rate will be calculated as follows:

                                 o if such particular component consists of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate Balance also constitutes, in its entirety, a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of
                                      (i) the rate per annum corresponding to
                                      such Distribution Date as set forth on
                                      Schedule A of the prospectus supplement
                                      and (ii) the Pass-Through Rate for such
                                      Distribution Date for such class of
                                      Principal Balance Certificates;

                                 o if such particular component consists of a designated portion (but not all) of the Certificate Balance of any class of Principal Balance Certificates, and if such designated portion of such Certificate Balance also constitutes a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A of the prospectus supplement and (ii) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates;


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

                                 o if such particular component consists of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate Balance does not, in whole or in part, also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates; and

                                 o if such particular component consists of a designated portion (but not all) of the Certificate Balance of any class of Principal Balance Certificates, and if such designated portion of such Certificate Balance does not also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates.

                                 For any Distribution Date occurring after April 2011, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates. Under no circumstances will the Class X-1 Strip Rate be less than zero.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

Class X-2 Pass-Through Rate:     The Pass-Through Rate applicable to the Class
                                 X-2 Certificates for the initial Distribution
                                 Date will equal approximately [__]% per annum.
                                 The Pass-Through Rate applicable to the Class
                                 X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date and on or before the Distribution Date in April
                                 2011 will equal the weighted average of the respective strip rates (the "Class X-2 Strip
                                 Rates") at which interest accrues from time to time on the respective components of the total
                                 Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related
                                 Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such
                                 Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of a specified class of Principal Balance
                                 Certificates. If all or a designated portion of the Certificate Balance of any class of Principal Balance Certificates is identified above as being part of the total Notional
                                 Amount of the Class X-2 Certificates
                                 immediately prior to any Distribution Date, then that Certificate Balance (or designated portion thereof) will represent one or more separate components of the total Notional
                                 Amount of the Class X-2 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring on or before April
                                 2011, on any particular component of the total
                                 Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution
                                 Date, the applicable Class X-2 Strip Rate will equal the excess, if any, of:

                                 o    the lesser of (a) the rate per annum
                                      corresponding to such Distribution Date as set forth on Schedule A of the prospectus supplement and (b) the Weighted Average Net Mortgage Rate for such Distribution Date, over

                                 o    the Pass-Through Rate for such
                                      Distribution Date for the class of
                                      Principal Balance Certificates whose
                                      Certificate Balance, or a designated
                                      portion thereof, comprises such component.

                                      Under no circumstances will the Class X-2
                                      Strip Rate be less than zero.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

Prepayment Premium Allocation:   Any Prepayment Premiums/Yield Maintenance
                                 Charges collected with respect to a Mortgage
                                 Loan during any particular Collection Period will be distributed to the holders of each Class of Principal Balance Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such Distribution Date in an amount equal to the lesser of (i) such Prepayment Premium/Yield
                                 Maintenance Charge and (ii) the Prepayment
                                 Premium/Yield Maintenance Charge multiplied by the product of (a) a fraction, the numerator of which is equal to the amount of principal distributed to the holders of that Class on the Distribution Date, and the denominator of which is the total principal distributed on that distribution date, and (b) a fraction not greater than one, the numerator of which is equal to the excess, if any, of the Pass-Through Rate applicable to that Class, over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate.

                                 The portion, if any, of the Prepayment
                                 Premium/Yield Maintenance Charge remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X-1 Certificates and Class X-2 Certificates based on an [_______] ratio through the Distribution Date in [_______]. After the Distribution Date in [_______] all Prepayment Premium/Yield Maintenance charges remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the Class X-1 Certificates. For the purposes of the foregoing, the Class H Certificates and below are the excluded classes.

                                 The following is an example of the Prepayment Premium Allocation under (ii) above based on the information contained herein and the following assumptions:

                                 o    Two Classes of Certificates: Class A-1 and
                                      X

                                 o The characteristics of the Mortgage Loan being prepaid are as follows:

                                      -     Mortgage Rate:  7.00%

                                      -     Maturity Date:  10 years

                                 o    The Discount Rate is equal to 4.00%

                                 o The Class A-1 Pass-Through Rate is equal to 5.00%

                                CLASS A CERTIFICATES
--------------------------------------------------------------------------------
                                                                    YIELD
                                                                 MAINTENANCE
                METHOD                         FRACTION          ALLOCATION
                                          ------------------  ------------------
                                              CLASS A-1           CLASS A-1
                                          ------------------  ------------------
    (Class A-1 Pass-Through Rate -
             Discount Rate)                 (5.00%-4.00%)          33.33%
----------------------------------------    -------------
   (Mortgage Rate - Discount Rate)          (7.00%-4.00%)


                                CLASS X CERTIFICATE
--------------------------------------------------------------------------------
                                                                      YIELD
                                                                   MAINTENANCE
                METHOD                           FRACTION          ALLOCATION
---------------------------------------         ----------         ----------
      1 - Class A-1 YM Allocation               1 - 33.33%           66.67%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

III. SELLERS      Wells Fargo Bank, National Association ("Wells Fargo")
     -------      ------------------------------------------------------

                  The Mortgage Pool includes 69 Mortgage Loans, representing 26.1% of the Initial Pool Balance, that were originated by, or in the case of the 1290 Avenue of the Americas loan acquired by, Wells Fargo.

                  Wells Fargo is a national banking association and affiliate of Wells Fargo & Company that provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers. The loans originated by Wells Fargo were originated through its Capital Markets Group.

                  Morgan Stanley Mortgage Capital Inc. ("MSMC")
                  ---------------------------------------------

                  The Mortgage Pool includes 19 Mortgage Loans, representing 22.8% of the Initial Pool Balance, that were originated by or on behalf of MSMC or purchased from a third party.

                  MSMC is an affiliate of Morgan Stanley & Co. Incorporated and was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.

                  Principal Commercial Funding, LLC ("PCF")
                  -----------------------------------------

                  The Mortgage Pool includes 44 Mortgage Loans, representing 19.7% of the Initial Pool Balance, that were originated by PCF and/or its affiliates.

                  PCF is a wholly owned subsidiary of Principal Global Investors, LLC, which is a wholly owned subsidiary of Principal Life Insurance Company. PCF was formed as a Delaware limited liability company to originate and acquire loans secured by commercial and multi-family real estate. Each of the PCF loans was originated and underwritten by PCF and/or its affiliates.

                  Bear Stearns Commercial Mortgage, Inc. ("BSCMI")
                  ------------------------------------------------

                  The Mortgage Pool includes 29 Mortgage Loans, representing 17.8% of the Initial Pool Balance, that were originated by BSCMI and/or its affiliates.

                  BSCMI originates loans secured by retail, office, industrial, multifamily, self-storage and hotel properties as well as manufactured housing communities located in the United States. BSCMI and its affiliates originate and underwrite loans through four offices located throughout the United States. BSCMI loan origination and underwriting professionals are all full-time BSCMI employees.

                  John Hancock Real Estate Finance, Inc. ("JHREF")
                  ------------------------------------------------

                  The Mortgage Pool includes 7 Mortgage Loans, representing 13.6% of the Initial Pool Balance, which were originated by JHREF and/or its affiliates.

                  JHREF is a wholly owned subsidiary of John Hancock Subsidiaries LLC, which, in turn, is a wholly owned subsidiary of John Hancock Life Insurance Company. JHREF was founded in 1982 and is headquartered in Boston, Massachusetts. Each of the JHREF loans was originated and underwritten by JHREF at their headquarters in Boston, Massachusetts.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

IV.  COLLATERAL DESCRIPTION

                                                           TEN LARGEST LOANS

---- ------------------------------ ------------ ------- ----------- --------------- --------- --------- --------- -------- --------
                                                                                                 LOAN              CUT-OFF
                                                          PROPERTY    CUT-OFF DATE    UNITS/     PER                DATE    BALLOON
NO.          PROPERTY NAME              CITY      STATE     TYPE        BALANCE         SF     UNIT/SF     DSCR      LTV      LTV
---- ------------------------------ ------------ ------- ----------- --------------- --------- --------- --------- -------- --------
 1.  North Shore Towers             Floral Park    NY    Residential  $75,000,000       1,844   $40,672   9.14x     16.6%    14.5%
                                                         Cooperative
---- ------------------------------ ------------ ------- ----------- --------------- --------- --------- --------- -------- --------
 2.  1290 Avenue of The Americas    New York       NY    Office       $70,000,000    1,978,622     $195   1.93x     48.1%    44.3%
---- ------------------------------ ------------ ------- ----------- --------------- --------- --------- --------- -------- --------
 3.  Federal Center Plaza           Washington     DC    Office       $67,500,000     721,604      $187   2.19x     59.2%    55.0%
---- ------------------------------ ------------ ------- ----------- --------------- --------- --------- --------- -------- --------
 4.  Plaza at Landmark              Alexandria     VA    Retail       $45,859,279     370,860      $124   1.46x     66.0%    56.1%
---- ------------------------------ ------------ ------- ----------- --------------- --------- --------- --------- -------- --------
 5.  GPB-D Portfolio - Woburn       Woburn         MA    Retail        $6,935,721     119,225       $52   1.30x     67.2%    59.5%
     GPB-D Portfolio - Falmouth     Falmouth       MA    Retail        $6,260,035      85,467       $52   1.30x     67.2%    59.5%
     GPB-D Portfolio - Salem        Salem          MA    Retail        $5,961,938      48,425       $52   1.30x     67.2%    59.5%
     GPB-D Portfolio - Danbury      Danbury        CT    Retail        $5,146,207     136,209       $52   1.30x     67.2%    59.5%
     GPB-D Portfolio - Westborough  Westborough    MA    Retail        $4,943,440     153,841       $52   1.30x     67.2%    59.5%
     GPB-D Portfolio - Wakefield    Wakefield      MA    Retail          $526,638      15,984       $52   1.30x     67.2%    59.5%
     GPB-D Portfolio - Chatham      Chatham        MA    Retail          $511,733      24,432       $52   1.30x     67.2%    59.5%
                                                                         --------      ------       ---   -----     -----    -----
                          SUBTOTAL:                                   $30,285,711     583,583       $52   1.30X     67.2%    59.5%
---- ------------------------------ ------------ ------- ----------- --------------- --------- --------- --------- -------- --------
 6.  One Canal Place                New Orleans    LA    Office       $29,869,816     684,297       $44   2.32x     57.4%    48.2%
---- ------------------------------ ------------ ------- ----------- --------------- --------- --------- --------- -------- --------
 7.  575 Broadway                   New York       NY    Mixed Use    $28,641,540     152,299      $188   1.91x     60.0%    43.6%
---- ------------------------------ ------------ ------- ----------- --------------- --------- --------- --------- -------- --------
 8.  Dimension Hotel Portfolio -
     Marriott Residence Inn - San
     Diego                          San Diego      CA    Hospitality  $17,537,500         121   $97,872   1.76x     65.2%    51.5%
     Dimension Hotel Portfolio -
     Marriott Residence Inn - Provo Provo          UT    Hospitality   $5,462,500         114   $97,872   1.76x     65.2%    51.5%
                                                                       ----------         ---   -------   -----     -----    -----
                          SUBTOTAL:                                   $23,000,000         235   $97,872   1.76X     65.2%    51.5%
---- ------------------------------ ------------ ------- ----------- --------------- --------- --------- --------- -------- --------
 9.  TruServ - Jonesboro, GA        Jonesboro      GA    Industrial   $13,466,694     618,950       $21   1.60X     65.7%    55.7%
     TruServ - Kansas City, MO      Kansas City    MO    Industrial    $8,201,284     414,680       $21   1.60x     65.7%    55.7%
                                                                       ----------     -------       ---   -----     -----    -----
                          SUBTOTAL:                                   $21,667,978    1,033,630      $21   1.60X     65.7%    55.7%
---- ------------------------------ ------------ ------- ----------- --------------- --------- --------- --------- -------- --------
10.  411 West Putnam Avenue         Greenwich      CT    Office       $20,787,191     101,151      $206   1.25x     74.2%    65.0%
---- ------------------------------ ------------ ------- ----------- --------------- --------- --------- --------- -------- --------
     TOTALS/WEIGHTED AVERAGES                                        $412,611,515                          3.15X    52.3%    45.3%
---- ------------------------------ ------------ ------- ----------- --------------- --------- --------- --------- -------- --------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------
                             NO. OF        AGGREGATE
                           MORTGAGE     CUT-OFF DATE   % OF
                              LOANS      BALANCE ($)   POOL
--------------------------------------------------------------
1 - 1,000,000                   1            994,659   0.1
1,000,001 - 2,000,000          33         53,642,496   4.4
2,000,001 - 3,000,000          38         95,116,258   7.8
3,000,001 - 4,000,000          17         60,056,630   4.9
4,000,001 - 5,000,000          13         58,009,514   4.8
5,000,001 - 6,000,000          12         67,645,689   5.6
6,000,001 - 7,000,000           6         39,430,185   3.2
7,000,001 - 8,000,000           7         51,709,642   4.2
8,000,001 - 9,000,000           7         61,036,382   5.0
9,000,001 - 10,000,000          5         47,911,249   3.9
10,000,001 - 15,000,000        11        136,233,286  11.2
15,000,001 - 20,000,000         8        133,000,687  10.9
20,000,001 - 25,000,000         3         65,455,169   5.4
25,000,001 (greater than
  or equal to)                  7        347,156,346  28.5
--------------------------------------------------------------
TOTAL:                        168     $1,217,398,189 100.0
--------------------------------------------------------------
Min:  994,659     Max: 75,000,000      Average: 7,246,418
--------------------------------------------------------------

STATE
--------------------------------------------------------------
                              NO. OF       AGGREGATE
                           MORTGAGED    CUT-OFF DATE   % OF
                          PROPERTIES     BALANCE ($)   POOL
--------------------------------------------------------------
Southern California             32       143,403,709   11.8
Northern California             21        90,942,615    7.5
New York                        11       201,733,769   16.6
District of Columbia             1        67,500,000    5.5
Florida                         15        65,470,905    5.4
Virginia                         3        62,846,777    5.2
New Jersey                       9        61,638,217    5.1
Pennsylvania                    15        59,806,276    4.9
Texas                           14        59,412,323    4.9
Georgia                          8        39,113,182    3.2
Louisiana                        2        36,524,736    3.0
Other States                    71       329,005,679   27.0
--------------------------------------------------------------
 TOTAL:                        202     1,217,398,189  100.0
--------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------
                              NO. OF       AGGREGATE
                           MORTGAGED    CUT-OFF DATE   % OF
                          PROPERTIES     BALANCE ($)   POOL
--------------------------------------------------------------
Retail                          84       440,236,337   36.2
Office                          22       310,498,902   25.5
Industrial                      47       128,105,727   10.5
Multifamily                     24       125,195,958   10.3
Residential Cooperative          1        75,000,000    6.2
Mixed Use                        7        66,404,821    5.5
Hospitality                      4        37,254,653    3.1
Self Storage                    11        28,353,303    2.3
Other - Parking Garage           1         4,361,661    0.4
Manuf. Housing Comm.             1         1,986,826    0.2
--------------------------------------------------------------
TOTAL:                         202     1,217,398,189  100.0
--------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------
                          NO. OF         AGGREGATE
                        MORTGAGE      CUT-OFF DATE   % OF
                           LOANS       BALANCE ($)   POOL
------------------------------------------------------------
4.880 - 5.500               30         308,987,862   25.4
5.501 - 6.000               66         456,276,477   37.5
6.001 - 6.500               53         206,336,614   16.9
6.501 - 7.000               13         148,426,591   12.2
7.001 - 7.500                3          30,231,675    2.5
7.501 - 7.980                3          67,138,970    5.5
------------------------------------------------------------
TOTAL:                     168       1,217,398,189  100.0
------------------------------------------------------------
  Min: 4.880      Max: 7.980           Wtd Avg: 5.994
------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
------------------------------------------------------------
                          NO. OF         AGGREGATE
                        MORTGAGE      CUT-OFF DATE   % OF
                           LOANS       BALANCE ($)   POOL
------------------------------------------------------------
1 - 60                       5          28,193,523    2.3
61 - 120                   145       1,037,407,032   85.2
121 - 180                   13         124,584,963   10.2
181 - 240                    5          27,212,671    2.2
------------------------------------------------------------
TOTAL:                     168       1,217,398,189  100.0
------------------------------------------------------------
  Min: 60         Max: 240             Wtd Avg:   122
------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
-------------------------------------------------------------
                           NO. OF        AGGREGATE
                         MORTGAGE     CUT-OFF DATE    % OF
                            LOANS      BALANCE ($)    POOL
-------------------------------------------------------------
1 - 60                        5         28,193,523     2.3
61 - 120                    146      1,107,407,032    91.0
121 - 180                    12         54,584,963     4.5
181 - 240                     5         27,212,671     2.2
-------------------------------------------------------------
 TOTAL:                     168      1,217,398,189   100.0
-------------------------------------------------------------
  Min: 48         Max: 237             Wtd Avg: 119
-------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS)
-------------------------------------------------------------
                           NO. OF        AGGREGATE
                         MORTGAGE     CUT-OFF DATE    % OF
                            LOANS      BALANCE ($)    POOL
-------------------------------------------------------------
Interest Only                 6         41,227,540     3.4
61 - 120                      3         10,458,604     0.9
121 - 180                     9         37,352,110     3.1
181 - 240                    10         42,234,001     3.5
241 - 300                    60        364,492,833    29.9
301 - 360                    80        721,633,101    59.3
-------------------------------------------------------------
 TOTAL:                     168      1,217,398,189   100.0
-------------------------------------------------------------
  Non Zero Min: 92     Max: 360     Non Zero Wtd Avg: 324
-------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
------------------------------------------------------
                  NO. OF        AGGREGATE
                MORTGAGE     CUT-OFF DATE      % OF
                   LOANS      BALANCE ($)      POOL
------------------------------------------------------
15.1 - 25.0          3         78,679,872       6.5
25.1 - 35.0          2          4,239,115       0.3
35.1 - 45.0         16         64,566,866       5.3
45.1 - 55.0         42        244,587,280      20.1
55.1 - 65.0         44        376,904,162      31.0
65.1 - 75.0         47        371,907,345      30.5
75.1 - 85.0         14         76,513,549       6.3
------------------------------------------------------
TOTAL:             168      1,217,398,189     100.0
------------------------------------------------------
  Min: 16.6       Max: 79.7         Wtd Avg: 58.2
------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY (%)
-----------------------------------------------------
                 NO. OF        AGGREGATE
               MORTGAGE     CUT-OFF DATE      % OF
                  LOANS      BALANCE ($)      POOL
-----------------------------------------------------
0.10 - 25.0        19        151,221,817      12.4
25.1 - 35.0         8         14,393,671       1.2
35.1 - 45.0        43        278,034,005      22.8
45.1 - 55.0        48        386,215,655      31.7
55.1 - 65.0        40        321,269,002      26.4
65.1 - 75.0         9         66,264,039       5.4
-----------------------------------------------------
 TOTAL:           168      1,217,398,189     100.0
-----------------------------------------------------

  Min: 0.6        Max: 66.8         Wtd Avg: 46.5
-----------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
-----------------------------------------------------
                 NO. OF         AGGREGATE
               MORTGAGE      CUT-OFF DATE     % OF
                  LOANS       BALANCE ($)     POOL
-----------------------------------------------------
(less than or
  equal to) 1.25    7          50,768,067      4.2
1.26 - 1.35         3          43,356,152      3.6
1.36 - 1.45        18          91,705,292      7.5
1.46 - 1.55        24         178,730,193     14.7
1.56 - 1.65        21         101,071,295      8.3
1.66 - 1.75        12          77,345,342      6.4
1.76 - 1.85         5          35,036,099      2.9
1.86 (greater than
  or equal to)     78         639,385,749     52.5
-----------------------------------------------------
 TOTAL:           168       1,217,398,189    100.0
-----------------------------------------------------

  Min: 1.14       Max: 9.14           Wtd Avg: 2.29
-----------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of columns may not match "Total" due to rounding.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                APR-03            APR-04           APR-05         APR-06          APR-07          APR-08
-----------------------------------------------------------------------------------------------------------------------------------
Locked Out                             99.43%            99.43%           99.43%         90.53%          89.71%          75.60%
Greater of YM and 1.00% (2)(3)         0.57%             0.57%            0.57%          9.47%           10.29%          24.40%
Greater of YM and 3.00% (2)(3)         0.00%             0.00%            0.00%          0.00%           0.00%           0.00%
Open                                   0.00%             0.00%            0.00%          0.00%           0.00%           0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                 100.00%           100.00%          100.00%        100.00%         100.00%         100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding           $1,217,398,189   $1,202,074,612    $1,185,447,544 $1,166,905,647  $1,130,834,211  $1,099,333,310
% Initial Pool Balance                 100.00%           98.74%           97.38%         95.85%          92.89%          90.30%
-----------------------------------------------------------------------------------------------------------------------------------


PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)       APR-09            APR-10           APR-11         APR-12          APR-13          APR-14
-----------------------------------------------------------------------------------------------------------------------------------
Locked Out                             75.15%            77.98%           77.85%         73.04%          85.42%          80.92%
Greater of YM and 1.00% (2)(3)         24.85%            22.02%           22.15%         21.57%          14.58%          19.08%
Greater of YM and 3.00% (2)(3)         0.00%             0.00%            0.00%          0.00%           0.00%           0.00%
Open                                   0.00%             0.00%            0.00%          5.39%           0.00%           0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                 100.00%           100.00%          100.00%        100.00%         100.00%         100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding           $1,075,394,149   $1,006,499,239    $979,762,464   $952,368,860    $46,806,568     $32,560,553
% Initial Pool Balance                 88.34%            82.68%           80.48%         78.23%          3.84%           2.67%
-----------------------------------------------------------------------------------------------------------------------------------


PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)       APR-15            APR-16
-----------------------------------------------------------------------------------------------------------------------------------
Locked Out                             77.27%            75.89%
Greater of YM and 1.00% (2)(3)         22.73%            24.11%
Greater of YM and 3.00% (2)(3)         0.00%             0.00%
Open                                   0.00%             0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                 100.00%           100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $24,462,742        $20,181,053
% Initial Pool Balance                 2.01%             1.66%
-----------------------------------------------------------------------------------------------------------------------------------

NOTES:
(1) The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.
(2)  See Appendix II for a description of the Yield Maintenance.
(3) Mortgage Loan No. 3, Federal Center Plaza, Mortgage Loan No. 67, Galleria Oaks, Mortgage Loan No. 71, Harbour Pointe Mortgage Loan No. 104, Fairway Plaza, Mortgage Loan Apartments, No. 116, Windsor Court Apartments, Mortgage Loans No. 131, 2220-2228 Ritchey Street, Mortgage Loan No. 139, French Quarter, Mortgage Loan No. 152, Grand Central Apartments, Mortgage Loan No. 157, Harris @ Wayside Walgreens, Mortgage Loan No. 159, Sav-On Mission Hills, Mortgage Loan No. 161, 7th Avenue Apartments, Mortgage Loan No. 163, 9168-9174 De Soto Avenue, Mortgage Loan No. 164, Airpark Mini Storage, Mortgage Loan No. 177, Miramar Plaza, Mortgage Loan No. 179, Bel Marin Keys Blvd, Mortgage Loan No. 183, 5961 North Broadway Industrial Building, Mortgage Loan No. 187, Creekside Village Apartments, Mortgage Loan No. 198, Haven Avenue, have been modeled as Yield Maintenance after their lockout periods (if any).


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 1 - NORTH SHORE TOWERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:               $75,000,000

CUT-OFF DATE BALANCE:           $75,000,000

FIRST PAYMENT DATE:             3/01/2003

INTEREST RATE:                  5.220%

AMORTIZATION(1):                360 months

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  2/01/2013

EXPECTED MATURITY               $65,360,777
BALANCE:

SPONSOR(S):                     Three Towers Holding, Inc.

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout until February 28, 2008. Prepayment
                                permitted in full only. Borrower must pay a premium equal to the greater of a yield maintenance premium or 1% of the principal balance if prepayment occurs prior to the last
                                90 days of the term of the loan.

LOAN PER UNIT:                  $40,672.25

UP-FRONT RESERVES:              RE Tax:        $1,748,179

ONGOING RESERVES:               RE Tax:       $868,886 / month

LOCKBOX:                        None


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Residential Cooperative

PROPERTY SUB-TYPE:              High-Rise

LOCATION:                       Floral Park, NY

YEAR BUILT/RENOVATED:           1971-1975 / NAP

OCCUPANCY(2):                   100.0%

UNITS:                          1,844

THE COLLATERAL:                 Three 34-story multifamily buildings

OWNERSHIP INTEREST:             Fee and Partial Leasehold

PROPERTY MANAGEMENT:            Charles H. Greenthal Management Corp.

U/W NET OP. INCOME:             $36,878,006

U/W NET CASH FLOW:              $36,324,806

APPRAISED VALUE(3):             $451,000,000

CUT-OFF DATE LTV:               16.6%

MATURITY DATE LTV:              14.5%

DSCR(4) :                       9.14x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) The North Shore Towers Loan provides for monthly payments of interest only during the first twenty-four (24) months.

(2)  Occupancy is based on rent roll dated January 2, 2003.

(3) The "Appraised Value" of the residential cooperative property is based on the market value, as determined by an appraisal, of the property as if operated as a residential rental property.

(4) The NOI DSCR and NCF DSCR for a residential cooperative property is based on projected net operating income at the property, determined in a manner consistent with the appraisal obtained in connection with the origination of the mortgage loan, assuming that property was operated as a residential property with rents set at prevailing market rates taking into account the presence of existing rent-controlled or rent-stabilized occupants, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves. The DSCR is for the IO Period of the loan. Based on amortization beginning 3/1/2005, the DSCR would be 7.33x.

THE  NORTH SHORE TOWERS LOAN

     THE LOAN. The largest loan, the North Shore Towers Loan (the "North Shore Towers Loan") is evidenced by an Amended and Restated Mortgage Note in the original principal amount of $75,000,000 (the "North Shore Towers Note") and is secured by a first priority Consolidation, Extension and Modification Agreement (the "North Shore Towers Mortgage") encumbering three 34-story co-operative owned apartment buildings with numerous amenities (the "North Shore Towers Property"). The North Shore Towers Loan was originated by JHREF on January 28, 2003.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


         The North Shore Towers Loan provides for monthly payments of interest only during the first twenty-four months. The monthly interest only payments equal $331,234.38. The monthly payments of principal and interest begin on March 1, 2005. The monthly principal and interest payments equal $412,760.25.

     THE BORROWER. The borrower is the North Shore Towers Apartments Incorporated, a New York cooperative corporation (the "North Shore Towers Borrower"). The sponsor is Three Towers Holding, Inc.

     THE PROPERTY. The North Shore Towers Property is a cooperative owned apartment complex comprised of 1,844 units in three 34-story buildings located in Floral Park, Queens, New York. The North Shore Towers Property contains an arcade level (one level below the lobby) which runs beneath all three buildings. The arcade houses nine residential units, seven staff units (living quarters) and numerous retail stores occupying 27,831 square feet. The North Shore Towers Property also includes an owned and operated 18-hole golf course adjacent to the buildings. Sub-surface parking is available on three levels for 2,363 cars and surface lots are available for 129 additional cars. The North Shore Towers Property was 100% occupied as of January 2, 2003.

     A small portion of the golf course, approximately 4.67 acres, which is part of the North Shore Towers Property, is held under a ground lease. The ground lease expires on June 30, 2071.

     PROPERTY MANAGEMENT. The North Shore Towers Property is managed by the Charles H. Greenthal Management Corp.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The North Shore Towers Borrower is permitted to incur additional, secondary financing in an amount not to exceed $20,000,000 ("Secondary Financing") secured by not more than two (2) mortgages on the North Shore Towers Property (provided that only one Secondary Financing may be outstanding at any time). The placement of Secondary Financing is conditioned upon the satisfaction of certain requirements, including, but not limited to, that (a) each mortgage be junior and subordinate to the North Shore Towers Mortgage, (b) no event of default be continuing under the North Shore Towers Loan, (c) the combined loan payments of the Secondary Financing and the North Shore Towers Loan shall not result in a debt service coverage ratio of less than 5.0x, and (d) the loan-to-value ratio for the combined Secondary Financing and North Shore Towers Loan shall not exceed 23%.

     RELEASE OF PARCELS.  Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 2 - 1290 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE(1):            $70,000,000

CUT-OFF DATE BALANCE:           $70,000,000

FIRST PAYMENT DATE:             11/07/2002

INTEREST RATE:                  6.8527%

AMORTIZATION:                   Interest only through July 7, 2007. Principal
                                and interest payments beginning August 7, 2007 through January 7, 2012. Interest only from
                                February 7, 2012 through maturity.

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  01/07/2013

EXPECTED MATURITY               $64,363,636
BALANCE:

SPONSOR(S):                     Jamestown and Apollo Real Estate Advisors

INTEREST CALCULATION:           Actual/360


CALL PROTECTION:                Lockout until the earlier of September 9, 2006
                                and 2 years after the REMIC "start-up" day with respect to the last of the "A" notes to be securitized, with U.S. Treasury defeasance thereafter. The "B" note may be partially prepaid after September, 2006. The "A" notes are freely prepayable without penalty from and after November 7, 2012.

LOAN PER SF(1):                 $194.58

UP-FRONT RESERVES:              TI/LC:                $15,000,000

                                RE Tax:               $4,925,000

                                Insurance:            $395,083

ONGOING RESERVES(2):            TI/LC:                See footnote (2).

                                RE Tax:               $1,641,668 / month

                                Insurance:            $395,083 / month

                                Operating Expenses:   See footnote (3).

LOCKBOX(3):                     Hard


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

PROPERTY SUB-TYPE:              Urban

LOCATION:                       New York, NY

YEAR BUILT/RENOVATED:           1963 / NAP

OCCUPANCY(4):                   98.7%

SQUARE FOOTAGE:                 1,978,622

THE COLLATERAL:                 43-story class A office building

OWNERSHIP INTEREST:             Fee

                                          BASE       TOTAL      LEASE
MAJOR TENANTS                   % NRSF  RENT $PSF  RENT $PSF  EXPIRATION
-------------                   ------  ---------  ---------  ----------
Equitable Life Assurance         39.3%   $37.66     $46.71    12/31/2008
                                                              12/31/2011
                                                              12/31/2015

Warner Communications            11.4%   $41.72     $51.68    9/30/2004
                                                              6/30/2012

Morrison & Foerster(5)           9.2%     $59.75     $69.28   9/30/2012

Bryan Cave, LLP                  6.4%     $51.88     $65.47   3/31/2004

PROPERTY MANAGEMENT:           Jamestown 1290 Management, L.P.

U/W NET OP. INCOME:            $55,327,537

U/W NET CASH FLOW:             $51,568,051

APPRAISED VALUE:               $800,000,000

CUT-OFF DATE LTV(1):           48.1%

MATURITY DATE LTV(1):          44.3%

DSCR(1) (6):                   1.93x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) The subject 70,000,000 loan represents an 18.18% pari passu interest in the senior ("A") $385,000,000 portion of a $440,000,000 loan. All aggregate LTV, DSCR and Loan per SF numbers in this table are based on the total $385,000,000 senior financing.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


(2) The following reserves apply to each of the components of the overall loan. The Borrower is required to escrow 1/12 of annual insurance premiums and real estate taxes monthly. The amounts shown are the current monthly collections. The Borrower is required to fund a TI/LC Reserve (a) monthly in the amount of $370,000/month during the period from July 7, 2007 through December 7, 2011, (b) monthly in the amount of 100% of cash flow after the payment of debt service, real estate tax and insurance escrows and operating expenses, starting January 7, 2012 and (c) monthly in the amount of 100% of cash flow after the payment of debt service, real estate tax and insurance escrows and operating expenses, at any time that the total funds in the TI/LC Reserve account fall below $3,000,000. However, during the period from and after January 7, 2012, Borrower will also not have to fund the TI/LC Reserve in excess of amounts that (when added to amounts in the TI/LC Reserve that are deemed "Surplus Near Term Rollover Funds") would exceed (y) $50/NRSF of space that is vacant or subject to lease expiration in 2011 through 2014 and not extended within target term parameters plus
     (z) the greater of $50/NRSF or the actual cost of future re-leasing costs for space that is subject to a lease within those parameters.

(3) The Borrower must deposit monthly the amount of operating expenses as set forth in the budget for the calendar month following the deposit. Pursuant to the lockbox agreement, the Lender will disburse funds for operating expenses, provided no event of default exists.

(4) Occupancy is based on the rent roll dated December 1, 2002, includes contractual rent increases with commencement on or before June 1, 2003 and excludes 17,468 sf of space that was most recently leased to Morrison & Foerster, which vacated the space March 1, 2003.

(5) Morrison & Foerster has recently leased four floors, totaling 104,468 SF. The rent commencement dates are between January 29, 2003 and March 31, 2003 with two floors leased at $56 PSF and two floors leased at $74 PSF. As of April 1, 2003, after the return of a 17,468 SF space of floor 39, Morrison Foerster will lease a total of 182,524 SF. The Base Rent PSF and Total Rent PSF represent rents in place as of April 1, 2003.

(6) This DSCR is for the IO period of the loan. Based on amortization beginning August 7, 2007, the DSCR for the loan would be 1.69x.

THE 1290 AVENUE OF THE AMERICAS LOAN

     THE LOAN. The second largest loan (the "1290 Avenue of the Americas Loan") as evidenced by the Promissory Note (the "1290 Avenue of the Americas Note") is secured by a first priority Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "1290 Avenue of the Americas Mortgage") encumbering the 1,978,622 square foot office tower known as 1290 Avenue of the Americas, located in New York, NY (the "1290 Avenue of the Americas Property"). The 1290 Avenue of the Americas Loan was originated on September 9, 2002 on behalf of Morgan Stanley Mortgage Capital Inc. ("MSMC") and subsequently acquired by Wells Fargo Bank, National Association ("WFB").

     THE BORROWER. The borrower is Jamestown 1290, L.P., a Delaware limited partnership (the "1290 Avenue of the Americas Borrower") that owns no material asset other than the 1290 Avenue of the Americas Property and related interests. The 1290 Avenue of the Americas Borrower is sponsored by Jamestown, a real estate investment and management company that was founded in 1983 and that buys American property on behalf of large groups of individual German investors through the vehicle of American limited partnerships it sponsors. An affiliate of Apollo Real Estate Advisors, which was a major shareholder in the prior owner of the 1290 Avenue of the Americas Property, owns a subordinated equity interest in the project.

         THE PROPERTY. The 1290 Avenue of the Americas Property, located in the Plaza District in midtown Manhattan on the blockfront between 51st St. and 52nd St., was originally constructed in 1963. The 1290 Avenue of the Americas Property consists of a 1,978,622 square foot, 43-story office tower with ground floor retail. The building is structural steel encased in concrete. The 1290 Avenue of the Americas Property is situated on an approximately 89,775 square foot parcel and contains 29 underground parking spaces.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE

                              # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE    CUMULATIVE % OF
                             LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
          YEAR               ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING        REVENUES ROLLING
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
         Vacant               10               --               1%             1%                --                  --
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
       Management              1               --               --             1%                --                  --
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2003                 6           $53.36               2%             4%                2%                  2%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2004                23           $60.77              14%            17%               15%                 17%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2005                12           $82.51               1%            18%                2%                 19%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2006                 6           $54.17               5%            23%                5%                 24%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2007                --               --               --            23%                --                 24%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2008                 4           $55.21               6%            29%                6%                 30%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2009                 1           $29.22               1%            29%                --                 30%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2010                 3           $50.13               7%            37%                7%                 37%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2011                26           $46.31              34%            70%               29%                 66%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2012                22           $64.20              19%            90%               23%                 88%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2013                --               --               --            90%                --                 88%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
       After 2013              7           $61.05              10%           100%               12%                100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


     PROPERTY MANAGEMENT. The 1290 Avenue of the Americas Property is managed by Jamestown 1290 Management, L.P., which is affiliated with the 1290 Avenue of the Americas Borrower. The management agreement and the sub-management agreement is subordinate to the 1290 Avenue of the Americas Loan.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not permitted.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed, except for (i) unsecured trade payables and operational debt not evidenced by a note, not more than 60 days past due, incurred in the ordinary course of business and not in the excess of $8,800,000 in the aggregate at any one time, and (ii) unsecured financing for tenant work letter obligations, improvement allowances and leasing commissions, incurred in the ordinary course of business and not in excess of $10,000,000, when combined with indebtedness under (i) above.

         RELEASE OF PARCELS.  Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 3 - FEDERAL CENTER PLAZA LOAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE(1):            $67,500,000

CUT-OFF DATE BALANCE:           $67,500,000

FIRST PAYMENT DATE:             4/01/2003

INTEREST RATE:                  5.760%

AMORTIZATION(2):                360 months

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  3/01/2013

EXPECTED MATURITY BALANCE:      $62,715,791

SPONSOR(S):                     Federal Center Plaza Corporation

INTEREST CALCULATION:           30/360

CALL PROTECTION:                (a) Lockout until March 31, 2008. Prepayment
                                    permitted in full only. Borrower must pay a premium equal to the greater of a yield maintenance premium or 1% of the principal balance.

                                (b) Lockout until 2 years after the REMIC
                                    "start-up" day of the last A-note to be
                                    securitized with U.S. Treasury defeasance thereafter.

                                (c) Prepayable without premium during the last
                                    90 days of the term of the loan.

LOAN PER SF(1):                 $187.08

UP-FRONT RESERVES(5):           RE Tax:             $1,388,832

                                Capex:              $5,108,102

                                GSA TI/LC:          $19,358,090

ONGOING RESERVES(5):            RE Taxes:           $198,405 / month

                                TI/LC:              $66,667 / month

LOCKBOX:                        None


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

PROPERTY SUB-TYPE:              Urban

LOCATION:                       Washington, DC

YEAR BUILT/RENOVATED:           1981-1982 / 2001

OCCUPANCY(3):                   99.5%

SQUARE FOOTAGE:                 721,604

THE COLLATERAL:                 Two 8-story office buildings

OWNERSHIP INTEREST(4):          Fee

                                                         LEASE
MAJOR TENANTS                   % NRSF      RENT PSF   EXPIRATION
-------------                   ------      --------   ----------

GSA- State Department           53.0%       $36.20     01/02/2013

GSA- FEMA                       41.3%       $31.55     08/16/2009

PROPERTY MANAGEMENT:            Donohoe Real Estate Services

U/W NET OP. INCOME:             $17,851,376

U/W NET CASH FLOW:              $17,043,179

APPRAISED VALUE:                $228,000,000

CUT-OFF DATE LTV(1):            59.2%

MATURITY DATE LTV(1):           55.0%

DSCR(1) (6):                    2.19x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) The subject $67,500,000 loan represents a 50% pari passu interest in a $135,000,000 loan. All aggregate LTV, DSCR and Loan per SF numbers in this table are based on the entire loan amount of $135,000,000.

(2) The Federal Center Plaza Loan provides for monthly payments of interest only during the first 60 months. See below for additional information.

(3)  Occupancy is based upon a rent roll dated December 19, 2002.

(4) The two office buildings and the portion of the parking garage underneath the buildings that are part of the security are owned in fee and the security includes access easements over the portion of the garage under an adjacent building.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


(5) The Federal Center Plaza Property is principally occupied under two separate General Services Administration ("GSA") leases - one for the Department of State and the other for the Federal Emergency Management Agency ("FEMA"). The Federal Center Plaza Borrower has provided a tenant improvement allowance and capital improvement reserve in the aggregate amount of $24,466,192 with respect to these GSA leases. The Federal Center Plaza Borrower has deposited with the lender the unused portion of the tenant improvement allowances and capital improvement reserves. The funds will be used to pay for tenant improvements and leasing commissions or amounts may be applied as rental credit, in each case in accordance with the GSA leases. The Federal Center Plaza Borrower is required to deposit $66,667 per month into a reserve fund for future tenant improvements and leasing commissions. Use of these reserve funds is limited to renewing or re-tenanting the existing GSA leased spaces. The Federal Center Plaza Borrower has the right to direct certain of the funds to be held in United States Treasury securities subject to certain conditions. A maximum of $3,400,000 of the reserve may be used for tenant improvement and leasing commissions associated with the renewal or re-tenanting of the GSA lease for FEMA. The remainder may be used in the same manner for the GSA lease for the Department of State.

(6) The DSCR is for the interest only period of the Loan. Based on amortization beginning 04/01/2008, the DSCR would be 1.80x.

THE FEDERAL CENTER PLAZA LOAN

     THE LOAN. The third largest loan (the "Federal Center Plaza Loan"), evidenced by five equal priority notes, is secured by a first priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing and a first priority Deed of Trust, Security Agreement and Assignment of Rents (collectively, the "Federal Center Plaza Mortgage"), encumbering two office buildings containing approximately 721,604 square feet (the "Federal Center Plaza Property"). The Federal Center Plaza Loan was originated by JHREF on February 24, 2003.

     The Federal Center Plaza Loan provides for monthly payments of interest only during the first 60 months. The monthly interest-only payments equal $648,000 and will be paid on a pari passu basis. Monthly payments of principal and interest begin on April 1, 2008. The monthly principal and interest payments of $788,681.18 will be paid on a pari passu basis.

     THE BORROWER. The borrower is Federal Center Office Associates LLC, a Delaware limited liability company (the "Federal Center Plaza Borrower"). The Federal Center Plaza Borrower is a bankruptcy-remote special purpose entity. The sponsor is the Federal Center Plaza Corporation.

     THE PROPERTY. The Federal Center Plaza Property consists of two adjacent eight-story office buildings and an interest in an adjoining 912-space underground parking garage located at 400 and 500 C Street, Washington, D.C. The Federal Center Plaza Property contains approximately 721,604 square feet. The Federal Center Plaza Property was 99.5% occupied as of December 19, 2002.

     The Federal Center Plaza Borrower has the right to construct additional floors on the existing office building improvements (the "Additional Construction") subject to satisfaction of certain conditions, including (i) construction of not more than two floors on each building, and (ii) the requirement for a fixed price contract in an amount not to exceed $30,000,000. The Federal Center Plaza Borrower may fund this construction using permitted mezzanine financing (as described below) or non-debt sources.

----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                                                                                                 % OF TOTAL
                                          AVERAGE BASE       % OF TOTAL                          BASE RENTAL     CUMULATIVE % OF
                        # OF LEASES       RENT PER SF        SQUARE FEET     CUMULATIVE % OF      REVENUES        TOTAL RENTAL
       YEAR               ROLLING           ROLLING            ROLLING          SF ROLLING         ROLLING      REVENUES ROLLING
-------------------- ------------------ ----------------- ------------------ ----------------- ---------------- ------------------
      Vacant                 2                 --                  1%                1%               --                 --
-------------------- ------------------ ----------------- ------------------ ----------------- ---------------- ------------------
   MTM and 2003              4               $26.08                --                1%               --                 --
-------------------- ------------------ ----------------- ------------------ ----------------- ---------------- ------------------
       2004                  1               $34.26                --                1%               --                 --
-------------------- ------------------ ----------------- ------------------ ----------------- ---------------- ------------------
       2005                  --                --                  --                1%               --                 --
-------------------- ------------------ ----------------- ------------------ ----------------- ---------------- ------------------
       2006                  2               $42.36                1%                3%               2%                 2%
-------------------- ------------------ ----------------- ------------------ ----------------- ---------------- ------------------
       2007                  2               $40.49                --                3%               --                 2%
-------------------- ------------------ ----------------- ------------------ ----------------- ---------------- ------------------
       2008                  --                --                  --                3%               --                 2%
-------------------- ------------------ ----------------- ------------------ ----------------- ---------------- ------------------
       2009                  5               $31.09               43%               46%              40%                43%
-------------------- ------------------ ----------------- ------------------ ----------------- ---------------- ------------------
      2010                   --                --                  --               46%               --                43%
-------------------- ------------------ ----------------- ------------------ ----------------- ---------------- ------------------
       2011                  --                --                  --               46%               --                43%
-------------------- ------------------ ----------------- ------------------ ----------------- ---------------- ------------------
       2012                  --                --                  --               46%               --                43%
-------------------- ------------------ ----------------- ------------------ ----------------- ---------------- ------------------
   2013 & Beyond             2               $28.60               54%              100%              57%               100%
-------------------- ------------------ ----------------- ------------------ ----------------- ---------------- ------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


     PROPERTY MANAGEMENT. The Federal Center Plaza Property is managed by Donohoe Real Estate Services, an entity related to the Federal Center Plaza Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The Federal Center Plaza Borrower is permitted to incur mezzanine financing in an amount not to exceed $10,000,000, subject to satisfaction of certain conditions including, but not limited to, that the debt service coverage ratio for the combined payments shall not be less than 1.30x and the loan to value ratio of the Federal Center Plaza Loan, The Federal Center Plaza Companion Loan and the mezzanine financing, in the aggregate, shall not exceed 70%. Any mezzanine financing will be subordinate to the Federal Center Plaza Loan, will not be secured by the Federal Center Plaza Property and can only be used to pay for the Additional Construction or to pay expenses related to re-tenanting or extending current leases.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 4 - PLAZA AT LANDMARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:               $46,000,000

CUT-OFF DATE BALANCE:           $45,859,279

FIRST PAYMENT DATE:             2/01/2003

INTEREST RATE:                  5.900%

AMORTIZATION:                   360 months

ARD:                            NAP

HYPERAMORTIZATION               NAP

MATURITY DATE:                  1/01/2013

EXPECTED MATURITY BALANCE:      $38,970,343

SPONSOR:                        Herbert H. Haft

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout until the earlier of December 18, 2007
                                or 2 years after the REMIC "start-up" day, with U.S. Treasury defeasance thereafter. Prepayable without penalty from and after October 1, 2012.

LOAN PER SF:                    $123.66

UP-FRONT RESERVES(1):           TI/LC:                $350,000

                                Cap Ex:               $265,000

                                RE Tax:               $218,277

                                Environmental:        $195,000

                                Ground Rent:          $80,000

ONGOING RESERVES(2):            Insurance:            Springing

LOCKBOX:                        None


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Retail

PROPERTY SUB-TYPE:              Anchored

LOCATION:                       Alexandria, Virginia

YEAR BUILT/RENOVATED:           1965 / 2000

OCCUPANCY(3):                   95.2%

SQUARE FOOTAGE(4):              370,860

THE COLLATERAL:                 1-level/partially 2-level anchored retail
                                shopping center

OWNERSHIP INTEREST:             Fee

                                                          LEASE
MAJOR TENANTS                   % NRSF      RENT PSF    EXPIRATION
-------------                   ------      --------    ----------

Shoppers Food Warehouse         17.5%        $15.00      1/31/2021

Bally Total Fitness             12.1%        $9.13      12/31/2005

Marshall's                      11.7%        $6.37      12/30/2010

PROPERTY MANAGEMENT:            Urban Retail Properties Co.

U/W NET OP.INCOME:              $4,975,911

U/W NET CASH FLOW:              $4,780,226

APPRAISED VALUE:                $69,500,000

CUT-OFF DATE LTV:               66.0%

MATURITY DATE LTV:              56.1%

DSCR:                           1.46x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) As of January 14, 2003, four of the reserve accounts were converted to letters of credit in the amounts shown above. The environmental reserve will be released upon Borrower's delivery of a No Further Action letter for the Plaza at Landmark Property acceptable to Lender. The ground rent reserve covers the remaining rental payments Borrower owes the Fairfax County Park Authority under a ground lease (expiring August 31, 2004) with respect to land that is not part of the collateral for the Plaza at Landmark Loan. The ground rent reserve will be released on the later of (i) September 1, 2004 or (ii) upon proof that Borrower has fulfilled all obligations under the lease with the Fairfax County Park Authority. The TI/LC reserve is capped at $350,000, but will be reduced to $250,000 if Bally's Total Fitness signs a lease for at least 45,000 square feet through January 1, 2014 and Ross Stores, Inc. signs a lease for at least 28,700 square feet through January 1, 2014. The capital expenditures reserve is capped at $265,000, but will be reduced to $215,000 upon receipt of an estoppel from Shopper's Food Warehouse.

(2) If the TI/LC reserve falls below the capped amount, monthly deposits of $18,432.75 are required until the total amount in reserve again reaches the capped amount. If the capital expenditures reserve falls below the capped amount, monthly deposits of $5,529.83 are required until the total amount in reserve again reaches the capped amount. If Borrower fails to pay the taxes and Lender draws on the tax reserve letter of credit, Borrower will lose the right to provide such letter of credit and must commence escrowing for the tax funds. An insurance reserve is not required as long as Borrower maintains a blanket insurance policy and no Event of Default has occurred.

(3)  Occupancy is based on the rent roll dated December 1, 2002.

(4) Disclosed Square Footage excludes approximately 71,526 sf of vacant basement storage space. The storage space is leaseable, but is not underwritten.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


THE PLAZA AT LANDMARK LOAN

     THE LOAN. The fourth largest loan (the "Plaza at Landmark Loan") as evidenced by the Promissory Note (the "Plaza at Landmark Note") is secured by a first priority Deed of Trust and Security Agreement (the "Plaza at Landmark Mortgage") encumbering the 370,860 square foot anchored shopping center known as Plaza at Landmark, located in Alexandria, Virginia (the "Plaza at Landmark Property"). The Plaza at Landmark Loan was originated on December 18, 2002 by or on behalf of Morgan Stanley Mortgage Capital Inc. ("MSMC").

     THE BORROWER. The borrower is Landmark HHH, L.L.C., a Virginia limited liability company (the "Plaza at Landmark Borrower") that owns no material asset other than the Plaza at Landmark Property and related interests. The Plaza at Landmark Borrower is indirectly 100% owned by Herbert H. Haft. Mr. Haft was the founder of the retail holding company Dart Group Corporation and was previously the general partner of Combined Properties Limited Partnership, which owns significant retail and industrial property in the Washington, DC metropolitan area.

     THE PROPERTY. The Plaza at Landmark Property is located in Alexandria, Virginia, approximately 10 miles southwest of Washington, DC, with access to Route 236 and Interstate 395. The Plaza at Landmark Property was originally constructed in 1965, with additions in 1991, and renovated in 2000. The Plaza at Landmark Property is a four building retail shopping center, including two pad buildings, anchored by Shoppers Food Warehouse, which took occupancy in 2000. Shoppers Food Warehouse reported sales of $389 per square foot for 2002. Most of the property is single story retail with a portion that is two-story. The property consists of 370,860 square feet of retail space and 71,526 square feet of leaseable vacant basement space. The Plaza at Landmark Property is situated on approximately 22.7 acres and contains 1900 parking spaces.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE

                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING        REVENUES ROLLING
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
         Vacant                3              --                5%             5%               --                  --
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
      2003 and MTM             3            $10.37              6%            11%               4%                  4%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2004                 6            $27.64              4%            14%               6%                 10%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2005                 4            $11.62             17%            31%              13%                 23%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2006                10            $20.36             14%            45%              18%                 42%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2007                 2            $21.77              4%            49%               5%                 47%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2008                 3            $21.52              2%            50%               3%                 50%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2009                 1            $20.20              4%            55%               6%                 56%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2010                 3            $8.57              13%            67%               7%                 63%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2011                 1            $23.00              1%            68%               1%                 64%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2012                 4            $22.22              7%            75%              11%                 75%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
     2013 & Beyond             2            $15.54             25%           100%              25%                100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------

     PROPERTY MANAGEMENT. The Plaza at Landmark Property is managed by Urban Retail Properties Co., a privately held company that is jointly owned by Westfield America Trust, Simon Property Group, Inc. and The Rouse Company. Urban Retail Properties Co. reports it currently manages over 41 million square feet of regional malls, community centers and mixed-use properties throughout the United States. The management agreement is subordinate to the Plaza at Landmark Loan and is terminable upon an Event of Default.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 5 - GPB-D PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:               $30,500,000

CUT-OFF DATE BALANCE:           $30,285,711

FIRST PAYMENT DATE:             7/01/2002

INTEREST RATE:                  7.770%

AMORTIZATION:                   300 months with respect to the allocated loan
                                amount for the property located in Danbury, CT
                                ($5,200,000); 360 months with respect to the allocated loan amounts for the remaining properties (in aggregate, $25,300,000).

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  6/01/2012

EXPECTED MATURITY BALANCE:      $26,806,633

SPONSOR(S):                     Anastasios Parafestas

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout until the earlier of May 9, 2007 or 2
                                years after the REMIC "start-up" date, with U.S
                                Treasury defeasance thereafter. Prepayable without penalty from and after March 1, 2012.

LOAN PER SF(1):                 $51.90

UP-FRONT RESERVES:              RE Tax:           $109,511

                                Ground Rent:      $28,413

                                TI/LC:            $227,406

ONGOING RESERVES(2):            RE Tax:           $63,067 / month

                                Cap Ex:           $7,617 / month

                                Ground Rent:      $9,417 / month

                                TI/LC:            $24,316 /  month

LOCKBOX:                        Hard

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Portfolio of 7 assets

PROPERTY TYPE:                  Retail

PROPERTY SUB-TYPE:              Unanchored with respect to the property located
                                in Wakefield, MA; Anchored with respect to the remaining properties

LOCATION:                       Woburn, MA; Falmouth, MA; Salem, MA;
                                Danbury, CT; Westborough, MA;
                                Wakefield, MA; Chatham, MA

YEAR BUILT/RENOVATED:           See table on following page

OCCUPANCY(1), (3):              90.2%

SQUARE FOOTAGE:                 See individual property descriptions

THE COLLATERAL:                 7 neighborhood shopping centers

OWNERSHIP INTEREST:             Fee and Leasehold

                                                             LEASE
MAJOR TENANTS                      % NRSF     RENT PSF     EXPIRATION
-------------                      ------     --------     ----------

Woburn, MA: Kohl's                  87.6%       $6.14       1/22/2022

Falmouth, MA: Staples               28.8%       $9.35       6/30/2014

Salem, MA: Staples                  42.1%      $16.10       10/20/2003

Danbury, CT: Wal-Mart               77.3%       $6.24       1/31/2007

Westborough, MA: Mill Stores        21.8%       $3.66       11/30/2008

Wakefield, MA: Mike's Gym          100.0%      $12.30       1/31/2010

Chatham, MA: Ocean State Job Lot   100.0%       $7.25       1/31/2014


PROPERTY MANAGEMENT:           The Wilder Companies, Ltd.

U/W NET OP. INCOME(1):         $3,638,975

U/W NET CASH FLOW(1):          $3,442,276

APPRAISED VALUE(1):            $45,071,000

CUT-OFF DATE LTV(1):           67.2%

MATURITY DATE LTV(1):          59.5%

DSCR(1):                       1.30x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Loan balance per SF, Occupancy, U/W Net Operating Income, U/W Net Cash Flow, Appraised Value, Cut-off Date LTV, Maturity Date LTV and DSCR are all calculated on a combined basis for the seven properties.

(2) The Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. The amounts shown are the current monthly collections. Borrower shall not be required to make the monthly TI/LC reserve deposit if the amount then on deposit in the TI/LC reserve exceeds $467,545. Ground rent reserves are required only with respect to the ground leased property located in Danbury, CT.

(3) Occupancy is based on the rent rolls dated September 30, 2002. The above reported number is the weighted average by allocated loan amount.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


   THE GPB PORTFOLIO LOAN

     THE LOAN. The fifth largest loan (the "GPB Loan") as evidenced by the promissory note (the "GPB Note") is a single loan secured by first priority mortgages or deeds of trust and security agreements (the "GPB Mortgages") encumbering the 7 community retail centers described below, located in Woburn, MA; Falmouth, MA; Salem, MA; Danbury, CT; Westborough, MA; Wakefield, MA; and Chatham, MA (the "GPB Properties"). The GPB Loan was originated on May 9, 2002, by or on behalf of Morgan Stanley Mortgage Capital Inc. ("MSMC").

     THE BORROWER. The borrower is Prima IV LLC, a Massachusetts limited liability company (the "GPB Borrower"), which is a special purpose entity that owns no material asset other than the GPB Properties and related interests. The GPB Borrower is ultimately owned by Mr. Anastasios Parafestas and by The Bollard Group Holdings, Inc., a company founded by Mr. Parafestas in 1995 to hold real estate investments on behalf of a small group of high net worth individuals. Principal investors include John E. Abele (as to 44%), Promerica L.P., the investment vehicle of Peter M. Nicholas (as to 40%), Nicholas J. Nicholas (as to 4%) and Joe Ciffolillo (as to 4%).

     THE PROPERTIES.

     The GPB Property located at 425 Washington Street, Woburn, MA, was constructed in 1962 and renovated in 2002. This GPB Property is a steel and concrete block shopping center containing 119,225 net square feet. The GPB Property land covers 9.7 acres and includes 543 surface parking spaces. This GPB Property is anchored by a Kohl's store. It is located in the eastern section of Woburn, MA, a suburb of Boston that is located approximately 12 miles northeast of downtown Boston.

     The GPB Property located at 7 Davis Straits Road, Falmouth, MA, was constructed in 1956 and renovated in 1988. This GPB Property is a steel and concrete block shopping center containing 85,467 net square feet. The GPB Property land covers 9.3 acres and includes 467 surface parking spaces. This GPB Property is anchored by a Staples store. It is located about 8 miles southwest of Hyannis, MA, on Cape Cod, a major seasonal tourist attraction in New England that is approximately 72 miles southeast of the Boston central business district.

     The GPB Property located at 3 - 27 Paradise Road, Salem, MA, was constructed in 1956 and renovated in 1992. This GPB Property is a steel and concrete block shopping center containing 48,425 net square feet. The GPB Property land covers 4.2 acres and includes 259 surface parking spaces. This GPB Property is anchored by a Staples store. It is located on the southeastern border of Salem and Marblehead in Essex County, MA, approximately 15 miles northeast of the Boston central business district.

     The GPB Property located at 79 Newtown Road, Danbury, CT, was constructed in 1971 and renovated in 1998. This GPB Property consists of two freestanding commercial buildings containing 136,209 net square feet. The GPB Property land covers 13.4 acres and includes 490 surface parking spaces. This GPB Property is anchored by Wal-Mart and Marshall's stores. It is located approximately 1/4 mile west of a full interchange with Interstate 84, in the City of Danbury, CT. This GPB Property is subject to a ground lease that currently expires on January 31, 2007, with renewal options extending through January 31, 2037.

     The GPB Property located at 180 Milk Street, Westborough, MA, was constructed in 1971. This GPB Property is a steel and concrete block shopping center containing 153,841 net square feet. The GPB Property land covers 15.8 acres and includes 609 surface parking spaces. This GPB Property is anchored by Mill Stores and TJ Maxx stores. It is located on the southwest corner of the intersection of Route 9 and Route 135 (Milk Street), approximately 1 mile north of the Westborough central business district and 30 miles west of the Boston central business district. Black Lion was an anchor but recently vacated its space.

     The GPB Property located at 10 Broadway Street, Wakefield, MA, was constructed in 1960 and renovated in 1999. This GPB Property is a steel and concrete block shopping center containing 15,984 net square feet. The GPB Property land covers 2.3 acres and includes 111 surface parking spaces. It is located at the intersection of North Avenue, approximately 0.5 mile south of the central business district of Wakefield, MA, a suburban community located 10 miles north of Boston. The property is leased to a single tenant, Mike's Gym.

    The GPB Property located at 1674 Main Street, Chatham, MA, was constructed in 1970. This GPB Property is a masonry and brick shopping center containing 24,432 net square feet. The GPB Property land covers 3.5 acres and includes 180 surface parking spaces. This GPB Property is leased by an Ocean State Job Lot store. It is located about 6 miles southeast of Route 6 in the town of Chatham, MA, about 69 miles southeast of the Boston central business district.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


--------------------- ----------------------- -------------- ------------ ------------- ------------ ----------------
                        ORIGINAL ALLOCATED
                       LOAN AMT. / EXPECTED                   OWNERSHIP      SQUARE      PHYSICAL      YEAR BUILT
      LOCATION           MATURITY BALANCE     PROPERTY TYPE   INTEREST      FOOTAGE      OCCUPANCY     / RENOVATED
--------------------- ----------------------- -------------- ------------ ------------- ------------ ----------------
Woburn, MA            $6,980,000           /     Retail          Fee        119,225        100%        1962 / 2002
                      $6,217,776
--------------------- ----------------------- -------------- ------------ ------------- ------------ ----------------
Falmouth, MA          $6,300,000           /     Retail          Fee         85,467         78%        1956 / 1988
                      $5,612,033
--------------------- ----------------------- -------------- ------------ ------------- ------------ ----------------
Salem, MA             $6,000,000           /     Retail          Fee         48,425        100%        1956 / 1992
                      $5,344,793
--------------------- ----------------------- -------------- ------------ ------------- ------------ ----------------
Danbury, CT           $5,200,000           /     Retail       Leasehold     136,209        100%        1971 / 1998
                      $4,269,421
--------------------- ----------------------- -------------- ------------ ------------- ------------ ----------------
Westborough, MA       $4,975,000           /     Retail          Fee        153,841         68%        1971 / NAP
                      $4,431,725
--------------------- ----------------------- -------------- ------------ ------------- ------------ ----------------
Wakefield, MA         $530,000 / $472,124        Retail          Fee         15,984        100%        1960 / 1999
--------------------- ----------------------- -------------- ------------ ------------- ------------ ----------------
Chatham, MA           $515,000 / $458,762        Retail          Fee         24,432        100%        1970 / NAP
--------------------- ----------------------- -------------- ------------ ------------- ------------ ----------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                                       AVERAGE BASE       % OF TOTAL                       % OF TOTAL BASE      CUMULATIVE % OF
                       # OF LEASES      RENT PER SF       SQUARE FEET     CUMULATIVE %      RENTAL REVENUE     TOTAL BASE RENTAL
        YEAR             ROLLING          ROLLING           ROLLING       OF SF ROLLING        ROLLING          REVENUES ROLLING
--------------------- -------------- ------------------ ---------------- ---------------- ------------------- ---------------------
       Vacant                2              --                 12%              12%                --                    --
--------------------- -------------- ------------------ ---------------- ---------------- ------------------- ---------------------
    2003 and MTM             4            $17.37                5%              17%               11%                   11%
--------------------- -------------- ------------------ ---------------- ---------------- ------------------- ---------------------
        2004                 5            $11.76                4%              20%                5%                   17%
--------------------- -------------- ------------------ ---------------- ---------------- ------------------- ---------------------
        2005                 2            $10.82                1%              22%                2%                   19%
--------------------- -------------- ------------------ ---------------- ---------------- ------------------- ---------------------
        2006                --              --                  --              22%                --                   19%
--------------------- -------------- ------------------ ---------------- ---------------- ------------------- ---------------------
        2007                 5             $6.83               26%              47%               23%                   42%
--------------------- -------------- ------------------ ---------------- ---------------- ------------------- ---------------------
        2008                 4             $5.89               12%              60%               10%                   52%
--------------------- -------------- ------------------ ---------------- ---------------- ------------------- ---------------------
        2009                 4             $7.20                5%              65%                5%                   57%
--------------------- -------------- ------------------ ---------------- ---------------- ------------------- ---------------------
      2010 (1)               1            $12.30                3%              68%                4%                   61%
--------------------- -------------- ------------------ ---------------- ---------------- ------------------- ---------------------
        2011                --              --                  --              68%                --                   61%
--------------------- -------------- ------------------ ---------------- ---------------- ------------------- ---------------------
        2012                 4            $20.66                5%              73%               13%                   75%
--------------------- -------------- ------------------ ---------------- ---------------- ------------------- ---------------------
   2013 & Beyond             4             $7.04               27%             100%               25%                  100%
--------------------- -------------- ------------------ ---------------- ---------------- ------------------- ---------------------

(1) The above Lease Rollover Schedule considers the Black Lion space in the Westborough, MA property as vacant. The lease expires in 2010; however, the space is currently dark and no income from the space is underwritten.

     PROPERTY MANAGEMENT. The GPB Properties are managed by The Wilder Companies, Ltd. The management agreement is subject and subordinate to the GPB Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF GPB PROPERTIES. The GPB Borrower may obtain a release of one or more of the GPB Properties from the mortgage in connection with a partial defeasance after the defeasance lockout period, subject to the deposit of defeasance collateral equal to 125% of the original allocated loan amount for the released property, and subject to certain other conditions, such as a debt service coverage ratio requirement equal to the lesser of (i) 1.30x or (ii) the debt service coverage ratio of all GPB Properties prior to the release. Any release is subject to rating agency confirmation of no withdrawal or downgrading of the ratings of the REMIC certificates. The GPB Borrower may also transfer all of the GPB Properties, subject to the GPB Loan, on up to three occasions, subject to rating agency confirmation of no withdrawal or downgrading of the ratings of the REMIC certificates and payment of a 1% transfer fee.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 6 - ONE CANAL PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:               $30,000,000

CUT-OFF DATE BALANCE:           $29,869,816

FIRST PAYMENT DATE:             1/01/2003

INTEREST RATE:                  5.400%

AMORTIZATION:                   360 months

ARD:                            NAP

HYPERAMORTIZATION               NAP

MATURITY DATE:                  12/01/2012

EXPECTED MATURITY BALANCE:      $25,040,297

SPONSOR(S):                     Aetna Life Insurance Company; Loeb
                                Partners Realty

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout until the earlier of November 20, 2006
                                or 2 years after the REMIC "start-up" day, with U.S. Treasury defeasance thereafter. Prepayable without penalty from and after September 1, 2012.

LOAN PER SF:                    $43.65

UP-FRONT RESERVES:              None

ONGOING RESERVES(1):            Cap Ex:                 Springing

                                RE Tax:                 Springing

                                Insurance:              Springing

                                TI/LC:                  Springing

LOCKBOX(2):                     Hard


--------------------------------------------------------------------------------
                     PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

PROPERTY SUB-TYPE:              Urban

LOCATION:                       New Orleans, Louisiana

YEAR BUILT/RENOVATED:           1979 / 1996

OCCUPANCY(3):                   86.4%

SQUARE FOOTAGE:                 684,297

THE COLLATERAL:                 32-story office tower with 3 floors of retail

OWNERSHIP INTEREST:             Fee

                                                            LEASE
MAJOR TENANTS                     % NRSF      RENT PSF    EXPIRATION
-------------                     ------      --------    ----------
 Bell South                        18.4%       $15.50     12/31/2009

 Phelps & Dunbar                   14.4%       $15.80      2/29/2012

 GSA Passport Office               6.5%        $14.50      1/11/2019

PROPERTY MANAGEMENT:            Madison Marquette Realty Services, LP and
                                Corporate Realty, Inc.

U/W NET OP. INCOME:             $5,551,790

U/W NET CASH FLOW:              $4,697,701

APPRAISED VALUE:                $52,000,000

CUT-OFF DATE LTV:               57.4%

MATURITY DATE LTV:              48.2%

DSCR:                           2.32x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) From and after an event of default, the Borrower will be required to escrow monthly 1/12 of annual real estate taxes and insurance premiums, as well as $14,251, in respect of a capital expenditures reserve, and $57,001, in respect of a tenant improvement and leasing commissions reserve.

(2) Prior to an event of default, all funds in the lockbox account shall be remitted to the borrower on a daily basis. After an event of default, funds will be applied in the following order: taxes, insurance, default interest, debt service, capital expenditure reserves, the TI/LC reserve, and the excess shall be paid to the borrower.

(3)  Occupancy is based on the rent roll dated December 17, 2002.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


THE ONE CANAL PLACE LOAN

     THE LOAN. The sixth largest loan (the "One Canal Place Loan") as evidenced by the Promissory Note (the "One Canal Place Note") is secured by a first priority Fee Mortgage to Secure Present and Future Obligations, Assignment of Leases and Rents and Security Agreement (the "One Canal Place Mortgage") encumbering the 684,297 square foot office building known as One Canal Place, located in New Orleans, Louisiana (the "One Canal Place Property"). The One Canal Place Loan was originated on November 20, 2002 by or on behalf of Morgan Stanley Mortgage Capital Inc. ("MSMC").

     THE BORROWER. The borrower is One Canal Place LLC, a Delaware limited liability company (the "One Canal Place Borrower") that owns no material asset other than the One Canal Place Property and related interests. The One Canal Place Borrower is jointly owned by Aetna Life Insurance Company and Loeb Partners Realty. Loeb Partners Realty currently owns and manages a reported $3 billion of real estate, including more than 12,000,000 square feet of income-producing property, consisting primarily of central business district space in major metropolitan areas.

     THE PROPERTY. The One Canal Place Property is located in New Orleans, Louisiana, at 365 Canal Street, at the corner of South Peters Street, in the central business district. The One Canal Place Property was originally constructed in 1979 and renovated in 1996, and consists of a 684,297 square foot, 32-story reinforced concrete office building with ground, second and third floor retail space. The One Canal Place Property adjoins the Shops of Canal Place retail center on the first and third levels. The One Canal Place Property is situated on approximately 0.7 acres. Pursuant to a joint use agreement, 650 parking spaces are available to the One Canal Place Property at market rates in the 1500-space, 10-story garage that also services the adjacent Shops of Canal Place retail center and Wyndham Hotel.

------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE (1)

                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING        REVENUES ROLLING
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
         Vacant               19              --               14%            14%               --                  --
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
      2003 and MTM            16            $17.90              4%            18%               6%                  6%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2004                10            $15.02              4%            22%               5%                 10%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2005                13            $14.88              8%            31%               9%                 20%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2006                12            $14.40              7%            37%               7%                 27%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2007                 8            $14.69              5%            42%               5%                 32%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2008                 7            $13.50              7%            49%               7%                 39%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2009                 8            $15.37             23%            72%              26%                 65%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2010                 2            $15.70              1%            73%               1%                 66%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2011                 2            $25.51              2%            75%               4%                 69%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2012                 3            $16.07             15%            89%              17%                 87%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
     2013 & Beyond             5            $16.29             11%           100%              13%                100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------

(1) The above lease rollover schedule excludes the management office and other non-revenue producing tenancies totaling approximately 3,935 square feet.

     PROPERTY MANAGEMENT. The One Canal Place Property is managed by Madison Marquette Realty Services, LP and Corporate Realty, Inc. The management agreement is subject and subordinate to the One Canal Place loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed. However, the managing member (L One Canal Place LLC) of the One Canal Place Borrower may incur debt owing to its members, provided that debt (a) is not secured by assets of the One Canal Place Borrower or the managing member, (b) is subordinate to the One Canal Place Loan and payable solely out of excess cash flow after payment of all amounts due on the One Canal Place Loan (c) is used solely for capital improvements, tenant improvements and leasing commissions, (d) does not exceed $5,000,000 and (e) does not result in a qualification or downgrade of the ratings applicable to the REMIC certificates.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. At any time when the One Canal Place Borrower could defease the entire One Canal Place Loan, it may also convert the One Canal Place Property into a condominium regime and obtain a release of the retail portion of the property in connection with a partial defeasance, provided, among other things (i) it deposits defeasance collateral equal to $6,348,000 and (ii) the One Canal Place Borrower also furnishes a rating agency confirmation of no withdrawal or downgrading of the ratings of the REMIC certificates.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 7 -- 575 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:               $28,750,000

CUT-OFF DATE BALANCE:           $28,641,540

FIRST PAYMENT DATE:             3/01/2003

INTEREST RATE:                  5.520%

AMORTIZATION:                   276 months

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  2/01/2013

EXPECTED MATURITY BALANCE:      $20,820,388

SPONSOR(S):                     Peter Brant

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout until the earlier of January 31, 2007 or
                                2 years after the REMIC "startup" date, with US
                                Treasury defeasance thereafter. The loan is freely prepayable without premium from and after January 1, 2013.

LOAN PER SF:                    $188.06

UP-FRONT RESERVES(1):           RE Tax :           $143,333

                                Insurance:         $35,609

                                Cap Ex:            $2,538

                                TI/LC:             $25,000

                                Other:             $565,979

ONGOING RESERVES(2):            RE Tax:            $71,667 / month

                                Insurance:         $7,122 / month

                                Cap Ex:            $2,538 / month

                                TI/LC:             $25,000 / month

                                Ground Rent:       $104,864 / month

LOCKBOX(3):                     Hard


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Mixed Use

PROPERTY SUB-TYPE:              Retail / Office

LOCATION:                       New York, NY

YEAR BUILT/RENOVATED:           1900 / 1992

OCCUPANCY(4):                   100.0%

SQUARE FOOTAGE:                 152,299

THE COLLATERAL:                 Six story mixed use retail/office building

OWNERSHIP INTEREST(5):          Leasehold

                                                            LEASE
MAJOR TENANTS                     % NRSF      RENT PSF    EXPIRATION
-------------                     ------      --------    ----------

The Guggenheim                     22.1        $22.56      3/01/2006

Prada                              19.1        $92.34      2/01/2014

Brant Publications                 13.3        $25.00     12/01/2005

PROPERTY MANAGEMENT:            A.R.I. Investors Inc.

U/W NET OP. INCOME:             $4,472,265

U/W NET CASH FLOW:              $4,210,217

APPRAISED VALUE:                $47,700,000

CUT-OFF DATE LTV:               60.0%

MATURITY DATE LTV:              43.6%

DSCR:                           1.91x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Other Up-front Reserves are comprised of a ground rent reserve in the amount of $209,729 and a tenant reserve for American Eagle in the amount of $356,250.

(2)  The monthly reserve for TI/LC is subject to a cap of $1,500,000.

(3) A hard lockbox was established at closing. In addition, in the event of a lockbox event, all cash flow remaining after debt service, ground rent, reserves, and operating expenses will be trapped. The trigger for a lockbox event is based upon (a) an event of default, (b) the bankruptcy of the property manager, (c) the Prada tenant's cessation of operations at the property, or (d) the DSCR falling below 1.15x; the lockbox will be released when the DSCR is restored to at least 1.30x for a period of 6 months.

(4)  Occupancy is based on the rent roll dated January 1, 2003.

(5) The loan is secured by a priority leasehold mortgage on the borrower's leasehold interest in the 575 Broadway property encumbering an approximately 49-year, unsubordinated ground lease that expires on January 31, 2036.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


THE 575 BROADWAY LOAN

     THE LOAN. The seventh largest loan (the "575 Broadway Loan") is evidenced by a promissory note and secured by a first priority mortgage on the borrower's leasehold interest in the 575 Broadway mixed-use building located in New York, New York (the "575 Broadway Property"). The 575 Broadway Loan was originated on January 15, 2003 by Bear Stearns Commercial Mortgage, Inc. ("BSCMI").

     THE BORROWER. The borrower is 575 Broadway Associates L.P., a Delaware limited partnership (the "575 Broadway Borrower") that owns no material asset other than its leasehold interest in the 575 Broadway Property. The 575 Broadway Borrower is a single purpose entity with a general partner having an independent director. A non-consolidation opinion was delivered at closing. The principal of the 575 Broadway Borrower is Peter Brant, who had a reported 2001 net worth in excess of approximately $100 million.

     THE PROPERTY. The 575 Broadway Property is secured by a first mortgage on the Borrower's leasehold interest in a six story, 152,299 square foot, landmarked, office and retail building located on the northwest corner of Broadway and Prince Street in the SoHo district of New York City. The corner location of the building offers easy access to all modes of public transportation, with immediate access to Broadway's N, R, Q and W subway lines and is a short distance from the Path commuter train to New Jersey. The pedestrian traffic at this corner is among the City's highest, with varied demographics, which includes New York University students, tourists and an increasing number of professionals attracted to the area's galleries, restaurants, stores and upscale boutiques. The property is currently 100% occupied by a diverse roster of retail and office tenants including The Guggenheim Museum, Prada, Brant Publications, Estee Lauder and American Eagle. In 1990 the building underwent a major rehabilitation at an estimated cost of over $15MM. Improvements by the current tenants over the last 10 years reportedly exceed $50MM, of which $40MM is attributable to Prada's build out of their new state-of-the-art flagship store.

---------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE

                                      AVERAGE BASE      % OF TOTAL                      % OF TOTAL BASE   CUMULATIVE % OF
                      # OF LEASES     RENT PER SF      SQUARE FEET      CUMULATIVE %    RENTAL REVENUES     TOTAL RENTAL
       YEAR             ROLLING         ROLLING          ROLLING       OF SF ROLLING        ROLLING       REVENUES ROLLING
-------------------- --------------- --------------- ----------------- --------------- ------------------ -----------------
      Vacant              --                --               --              --                 --                --
-------------------- --------------- --------------- ----------------- --------------- ------------------ -----------------
   2003 and MTM            1            $48.56               2%              2%                 1%                1%
-------------------- --------------- --------------- ----------------- --------------- ------------------ -----------------
       2004                3            $34.70               9%             10%                 6%                8%
-------------------- --------------- --------------- ----------------- --------------- ------------------ -----------------
       2005                2            $25.00              14%             24%                 7%               15%
-------------------- --------------- --------------- ----------------- --------------- ------------------ -----------------
       2006                2            $24.22              22%             46%                11%               25%
-------------------- --------------- --------------- ----------------- --------------- ------------------ -----------------
       2007               --                --               --             46%                 --               25%
-------------------- --------------- --------------- ----------------- --------------- ------------------ -----------------
       2008                3            $27.07              13%             60%                 7%               32%
-------------------- --------------- --------------- ----------------- --------------- ------------------ -----------------
       2009               --                --               --             60%                 --               32%
-------------------- --------------- --------------- ----------------- --------------- ------------------ -----------------
       2010                1            $50.00              12%             71%                12%               44%
-------------------- --------------- --------------- ----------------- --------------- ------------------ -----------------
       2011               --                --               --             71%                 --               44%
-------------------- --------------- --------------- ----------------- --------------- ------------------ -----------------
       2012               --                --               --             71%                 --               44%
-------------------- --------------- --------------- ----------------- --------------- ------------------ -----------------
   2013 & Beyond           6            $98.34             29%             100%               56%               100%
-------------------- --------------- --------------- ----------------- --------------- ------------------ -----------------

     PROPERTY MANAGEMENT. The 575 Broadway Property is managed by A.R.I. Investors Inc., which is not affiliated with the 575 Broadway Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.   Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS.   Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 8 -- DIMENSION HOTEL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:               $23,000,000

CUT-OFF DATE BALANCE:           $23,000,000

FIRST PAYMENT DATE:             5/01/2003

INTEREST RATE:                  6.550%

AMORTIZATION:                   300 months

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  4/01/2013

EXPECTED MATURITY BALANCE:      $18,196,150

SPONSOR(S):                     Jack Guenther, John S. Turner, Jr. &
                                Edwina Friedman

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout until 4 years after the closing date
                                with U.S. Treasury defeasance thereafter. The loan is fully prepayable without penalty from and after February 1, 2013.

LOAN PER ROOM(1):               $97,872.34

UP-FRONT RESERVES(2):           RE Tax:             $59,150

                                Cap Ex:             $28,006

                                Seasonality:        $675,000

ONGOING RESERVES:               RE Tax:             $28,592 / month

                                Cap Ex:             $28,006 / month

LOCKBOX(3):                     Soft


--------------------------------------------------------------------------------
                     PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Portfolio of 2 assets

PROPERTY TYPE:                  Hospitality

PROPERTY SUB-TYPE:              Extended Stay

LOCATIONS:                      San Diego, CA         Provo, UT

YEAR BUILT/RENOVATED:           San Diego:  1999 / NAP   Provo:  1996 / NAP

NUMBER OF ROOMS:                San Diego:  121       Provo:  114

THE COLLATERAL:                 Two extended stay Marriott flagged Residence
                                Inns hotels totaling 235 rooms.

OWNERSHIP INTEREST:             Fee

                               MARRIOTT RESIDENCE    MARRIOTT RESIDENCE
                                INN - SAN DIEGO         INN - PROVO
                               ------------------    ------------------
OCCUPANCY(4):                         88.4%               74.1%

ADR(4):                              $130.65             $72.90

REVPAR(4):                           $115.55             $54.00

PROPERTY MANAGEMENT:            Dimension Development Company, Inc.

U/W NET OP. INCOME(1):          $3,639,732

U/W NET CASH FLOW(1):           $3,303,665

APPRAISED VALUE(5):             $35,300,000

CUT-OFF DATE LTV(1):            65.2%

MATURITY DATE LTV(1):           51.5%

DSCR(1):                        1.76x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Loan per Room, U/W Net Op. Income, U/W Net Cash Flow, Cut-off Date LTV, Maturity Date LTV, and DSCR are calculated on a combined basis for both properties.

(2) The borrower posted at closing a Seasonality Reserve in the form of a letter of credit in the amount of $675,000. The reserve can be drawn down by the lender if there is an uncured Event of Default. The letter of credit will be returned to the borrower if the ratio of net cash flow for the preceding 12 months to annual debt service as determined by the lender is greater than 1.60x and lender determination of such threshold has been satisfied for four (4) months; the amount of the letter of credit may be reduced for each month the threshold is satisfied.

(3)  The Soft Lockbox will convert to a Hard Lockbox based upon trigger event of
     (a) an event of default, (b) the bankruptcy of the borrower or the property manager, or (c) if for the preceding six (6) months the DSCR falls below 1.10x. Under a Hard Lockbox, money is swept daily from the clearing bank to a cash management account controlled by the lender.

(4)  Occupancy, ADR and RevPar are based on actual year end 2002.

(5)  Appraised Value shown on a combined basis for both properties.

THE DIMENSION HOTEL PORTFOLIO LOAN

     THE LOAN. The eighth largest loan (the "Dimension Hotel Portfolio Loan") is evidenced by a promissory note secured by cross-collateralized and cross-defaulted first priority mortgages on the Marriott Residence Inn hotel property located in San Diego, CA


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


and on the Marriott Residence Inn hotel property located in Provo, UT, with no release options. The Dimension Hotel Portfolio Loan was originated on March 7, 2003 by Bear Stearns Commercial Mortgage, Inc. ("BSCMI").

     THE BORROWER. The borrower is RT SD-Provo, L.P., a Delaware limited partnership (the "Dimension Hotel Portfolio Borrower"), that owns no material assets other than the Marriott Residence Inn - San Diego and the Marriott Residence Inn - Provo properties and related interests. The Dimension Hotel Portfolio Borrower is a single purpose entity with a general partner having an independent director. A non-consolidation opinion was delivered at origination. The principals of the Dimension Hotel Portfolio borrower have significant hotel and real estate experience and have a reported collective net worth of approximately $195.0 million.

     THE PROPERTIES.

     The Marriott Residence Inn - San Diego property is located at 1747 Pacific Highway, San Diego, California. The property is situated within a rapidly developing area of downtown San Diego called Little Italy, approximately 1.2 miles from the San Diego Convention Center and approximately 2 miles from the San Diego International Airport. The hotel was constructed in 1999 and is comprised of a four story extended stay facility on approximately 1.9 acres of land. The hotel contains a total of 121 suites, a meeting facility of approximately 1,542 square feet, a complimentary breakfast/cocktail lounge area, a business center, an exercise room, an outdoor pool and whirlpool, guest laundry facilities, and surface parking for 86 cars. Each suite is provided with a small kitchen area complete with a steel sink, dishwasher, refrigerator, electric range, garbage disposal and microwave. The majority of the Marriott Residence Inn - San Diego's demand is generated by negotiated corporate and transient corporate users which account for approximately 54.3% of total room nights. The next largest segment is tourism, which accounts for approximately 27.1%, and lastly, government users representing approximately 17.6%.

         The Marriott Residence Inn - Provo property is located at 252 West 2230 North, Provo, Utah. The property is situated just off University Drive less than one mile from the campus of Brigham Young University, which represented the hotel's largest corporate account during the past two years. The hotel was constructed in 1996 and is comprised of a three story extended-stay facility on approximately 2.9 acres of land. The hotel contains a total of 114 suites, a 430 square foot meeting facility, indoor pool, exercise room, sports courts, and a complimentary breakfast area. Each suite contains a small kitchen area complete with sink, dishwasher, refrigerator, and microwave. Many of the suites also contain a full range oven. The majority of the Marriott Residence Inn - Provo's demand is generated by negotiated corporate and transient corporate users which account for approximately 76.3% of total room nights. The next largest segment is leisure tourism / other, which accounts for approximately 20.9%, and lastly, government users representing approximately 2.8%.


------------------------------------------------------------------------------------------------------------------------------------

                                                                              ALLOCATED CUT-OFF DATE
PROPERTY                           LOCATION               # OF ROOMS /SUITES       LOAN BALANCE               APPRAISED VALUE
---------------------------------- ---------------------- ------------------- ------------------------ -----------------------------
Marriott Residence Inn - San Diego San Diego, CA                 121               $17,537,500                 $27,000,000
---------------------------------- ---------------------- ------------------- ------------------------ -----------------------------
Marriott Residence Inn - Provo     Provo, UT                     114                $5,462,500                  $8,300,000
---------------------------------- ---------------------- ------------------- ------------------------ -----------------------------
TOTALS:                                                          235               $23,000,000                 $35,300,000
---------------------------------- ---------------------- ------------------- ------------------------ -----------------------------

--------------------------------------------------------------      ----------------------------------------------------------------
             MARRIOTT RESIDENCE INN - SAN DIEGO                                      MARRIOTT RESIDENCE INN - PROVO
----------- ---------- ----------- ----------- ---------------      ------------- ------------ ------------ ----------- ------------
             AVERAGE    AVERAGE      AVERAGE      REVPAR                                         AVERAGE      AVERAGE     REVPAR
YEAR           ADR     OCCUPANCY     REVPAR     PENETRATION*        YEAR          AVERAGE ADR   OCCUPANCY     REVPAR    PENETRATION*
----------- ---------- ----------- ----------- ---------------      ------------- ------------ ------------ ----------- ------------
YE 2000     $131.47       86.5%     $113.78        107.9%           YE 2000          $66.88        77.6%       $51.88     130.8%
----------- ---------- ----------- ----------- ---------------      ------------- ------------ ------------ ----------- ------------
YE 2001     $132.44       88.3%     $116.94        122.7%           YE 2001          $72.90        64.5%       $47.04     121.9%
----------- ---------- ----------- ----------- ---------------      ------------- ------------ ------------ ----------- ------------
YE 2002     $130.65       88.4%     $115.55        120.6%           YE 2002          $77.16        74.1%       $57.15     122.6%
----------- ---------- ----------- ----------- ---------------      ------------- ------------ ------------ ----------- ------------

* SOURCE: SMITH TRAVEL RESEARCH REPORT DATED JANUARY 23, 2002 AND OPERATING STATISTICS PROVIDED BY DIMENSION DEVELOPMENT, INC.

         PROPERTY MANAGEMENT. The two hotels are managed by Dimension Development Company, Inc., an affiliate of the Dimension Hotel Portfolio Borrower, which has owned and managed hotel properties since 1988. Currently, Dimension Development Company


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


owns/manages 31 hotels totaling 4,454 rooms all of which are either under the Marriott flag (Residence Inn and Courtyard by Marriott), the Holiday Inn flag (Holiday Inns and Holiday Inn Express) or the Hilton flag (Homewood Suites and Hampton Inn).

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 9 - TRUSERV PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:               $21,735,358

CUT-OFF DATE BALANCE:           $21,667,978

FIRST PAYMENT DATE:             2/01/2003

INTEREST RATE:                  5.830%

AMORTIZATION:                   360 months

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  1/01/2013

EXPECTED MATURITY BALANCE:      $18,375,753

SPONSORS:                       Corporate Property Associates 12 Incorporated,
                                Corporate Property Associates 14 Incorporated and Corporate Property Associates 15
                                Incorporated

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout until the earlier of January 1, 2007 or
                                2 years after the REMIC "start-up" day, with U.S. Treasury defeasance thereafter. Prepayable without penalty from and after October 1, 2012.

LOAN PER SF(1):                 $20.96

UP-FRONT RESERVES:              TI/LC:               $2,173,536

ONGOING RESERVES(2):            R/E Tax:             Springing

                                Insurance:           Springing

                                Cap Ex:              Springing

                                TI/LC:               Springing

LOCKBOX(3):                     Hard

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:          Portfolio of 2 assets

PROPERTY TYPE:                   Industrial

PROPERTY SUB-TYPE:               Warehouse

LOCATION:                        Jonesboro, GA and Kansas City, MO

YEAR BUILT/RENOVATED:            See table on following page

OCCUPANCY(1) (4):                100.0%

SQUARE FOOTAGE(1):               See individual property descriptions

THE COLLATERAL:                  Two industrial warehouse distribution buildings

OWNERSHIP INTEREST:              Fee

                                                             LEASE
MAJOR TENANTS                      % NRSF      RENT PSF    EXPIRATION
-------------                      ------      --------    ----------

Jonesboro, GA:                     100.0%       $3.17      12/31/2022
    TruServ Corporation

Kansas City, MO:                   100.0%       $2.85      12/31/2022
    TruServ Corporation

PROPERTY MANAGEMENT:             TruServ Corporation

U/W NET OP. INCOME(1):           $2,711,905

U/W NET CASH FLOW(1):            $2,461,853

APPRAISED VALUE(1):              $33,000,000

CUT-OFF DATE LTV(1):             65.7%

MATURITY DATE LTV(1):            55.7%

DSCR(1):                         1.60x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Loan Balance per SF, Occupancy, Square Footage, U/W Net Operating Income, U/W Net Cash Flow, Appraised Value, Cut-Off Date LTV, Maturity Date LTV and DSCR are all calculated on a combined basis.

(2) A real estate tax reserve and an insurance reserve in the amount of 1/12 of annual real estate taxes and insurance premiums, respectively, per month will be required if either an event of default has occurred or TruServ or an acceptable replacement tenant is in default under the TruServ lease or replacement lease, as applicable. A TI/LC reserve in the amount of $9,129 per month will be required if either (i) an event of default occurs or (ii) the TruServ lease is no longer in effect and the property is not leased to another single-user tenant acceptable to lender on a triple net basis. A replacement reserve for capital expenditures in the amount of $13,947 per month will be required if either (i) an event of default occurs or (ii) both (a) the TruServ lease is not in effect and the property is not leased to another single-user tenant acceptable to lender on a triple net basis and (b) the lender deems the property's condition unsatisfactory.

(3) Funds in the lockbox account will be applied in the following order: to fund real estate taxes and insurance premiums, to pay loan debt service, to fund a replacement reserve, to fund a TI/ LC reserve, and then the excess will be paid to borrower, unless a "Cash Trap Event" has occurred, which is defined as an event of default under the loan or a DSCR of less than 1.15:1.0. If a Cash Trap Event has occurred, then lender may apply any excess in its sole discretion.

(4)  Occupancy is based on the rent roll dated December 31, 2002.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


THE TRUSERV PORTFOLIO LOAN

     THE LOAN. The ninth largest loan (the "TruServ Portfolio Loan") as evidenced by the Promissory Note (the "TruServ Portfolio Note") is secured by a first priority Deed to Secure Debt and Security Agreement and by two cross collateralized and cross-defaulted first priority Deed of Trust and Security Agreements (each, a "TruServ Portfolio Mortgage") respectively encumbering two distribution warehousesoccupied by TruServ Corporation in Jonesboro, Georgia (the "Jonesboro Property") and Kansas City, Missouri (the "Kansas City Property") (the Jonesboro Property and the Kansas City Property, collectively, "TruServ Portfolio Properties"). The TruServ Portfolio Loan was originated on December 26, 2002 by or on behalf of Morgan Stanley Mortgage Capital Inc. ("MSMC").

     THE BORROWER. The borrower is Hammer (DE) Limited Partnership, a Delaware limited partnership (the "TruServ Portfolio Borrower") that owns no material asset other than the TruServ Portfolio Property and related interests. The TruServ Portfolio Borrower is a wholly-owned, direct subsidiary of Corporate Property Associates 12 Incorporated, Corporate Property Associates 14 Incorporated and Corporate Property Associates 15 Incorporated, each of which is a real estate investment trust formed as an affiliate of W.P. Carey & Co. to acquire and lease back commercial properties on a long-term, triple net basis. As of September 30, 2002, Corporate Property Associates 12 reported total assets of $473.3 million and shareholders equity of $246.2 million; Corporate Property Associates 14 reported total assets of $1.3 billion and shareholders equity of $554.3 million; Corporate Property Associates 15 reported total assets of $405 million and shareholders equity of $279.7 million.

     THE PROPERTIES.

     The Jonesboro Property, located in Jonesboro (Clayton County), Georgia, is located on Jonesboro Road, approximately 10 miles south of Atlanta's central business district. The Jonesboro Property was originally constructed in 1971, expanded in 1980 and 1998, and consists of a 618,950 square foot, single-story plus mezzanine distribution warehouse, including 13,450 square feet of office space. Ceiling clear heights range between 22 feet and 28 feet. The Jonesboro Property is situated on approximately 31.2 acres and contains 241 parking spaces.

      The Kansas City Property, located in Kansas City (Jackson County), Missouri, is located on U.S. 71 Highway, approximately 10 miles south of Kansas City's central business district. The Kansas City Property was originally constructed in 1971 and expanded in 1979, and consists of a 414,680 square foot, single-story plus mezzanine distribution warehouse, including 11,914 square feet of office space. Ceiling clear heights are 22 feet. The Kansas City Property is situated on approximately 20.4 acres and contains 240 parking spaces.

      Each TruServ Portfolio Property is 100% leased to TruServ Corporation, a member-owned cooperative wholesaler of hardware and related merchandise, serving approximately 6,800 retail outlets worldwide under the True Value and other names.

-------------------- --------------------- ------------------ -------------- ----------- --------------- ----------- --------
                                               ORIGINAL
                                            ALLOCATED LOAN
                                                AMOUNT /                                     YEAR
                                               EXPECTED                       OWNERSHIP     BUILT/
PROPERTY               LOCATION            MATURITY BALANCE   PROPERTY TYPE   INTEREST      RENOVATED    OCCUPANCY    UNITS
-------------------- --------------------- ------------------ -------------- ----------- --------------- ----------- --------
Jonesboro, GA          Jonesboro, GA          $13,508,571 /     Industrial       Fee       1971/1998         100%    618,950
                                              $11,420,569
-------------------- --------------------- ------------------ -------------- ----------- --------------- ----------- --------
Kansas City, MO        Kansas City, MO        $8,226,787 /      Industrial       Fee       1971/1979         100%    414,680
                                              $6,955,184
-------------------- --------------------- ------------------ -------------- ----------- --------------- ----------- --------

     PROPERTY MANAGEMENT. The TruServ Portfolio Properties are managed by TruServ Corporation, the sole tenant of each TruServ Portfolio Property.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


     RELEASE AND SUBSTITUTION OF PARCELS. The TruServ Portfolio Borrower may obtain a release of one or more TruServ Portfolio Properties from the mortgage lien in connection with a partial defeasance, provided (i) it deposits defeasance collateral equal to 125% of the adjusted allocated loan amount of the relevant TruServ Portfolio Property, (ii) the underwritten DSCR for the remaining property is a minimum of the greater of 1.40x or the DSCR immediately prior to the release, (iii) the maximum LTV for the remaining property is not more than 70% and (iv) the TruServ Portfolio Borrower furnishes a rating agency confirmation of no withdrawal or downgrading of the ratings of the REMIC certificates.

     At any time when the TruServ Portfolio Borrower could defease the TruServ Portfolio Loan, the TruServ Portfolio Borrower may also prepay up to 33.33% of the TruServ Portfolio Loan amount, subject to payment of a yield maintenance premium, and obtain a release of one or more TruServ Portfolio Property, subject to substantially the same conditions (including underwriting tests) for a defeasance-based partial collateral release.

     The TruServ Portfolio Borrower may also obtain a release of one or more TruServ Portfolio Properties and substitute a replacement property therefor if the TruServ Portfolio Borrower has satisfied certain underwriting and other conditions, including (i) an aggregate DSCR for the loan including the substitute property at a minimum of the greater of 1.40x or the DSCR of the TruServ Portfolio Properties immediately prior to the substitution, (ii) the net operating income for the substitute property is at least equal to that of the replaced property, (iii) the net operating income and DSCR for the 12-month period prior to substitution for the substitute property is at least equal to that of the replaced property, and (iv) receipt of a rating agency confirmation of no withdrawal or downgrading of the ratings of the REMIC certificates. Such substitution shall not be allowed more than one time during the term of the TruServ Portfolio Loan.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 10 - 411 WEST PUTNAM AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:               $20,800,000

CUT-OFF DATE BALANCE:           $20,787,191

FIRST PAYMENT DATE:             4/01/2003

INTEREST RATE:                  7.050%

AMORTIZATION:                   360 months

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  3/01/2013

EXPECTED MATURITY BALANCE:      $18,211,393

SPONSORS:                       James Taylor, Hugh Boss, David Horn

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout until the earlier of February 28, 2007
                                or 2 years after the REMIC "start-up" day, with U.S. Treasury defeasance thereafter. Prepayable without penalty from and after December 1, 2012.

LOAN PER SF:                    $205.51

UP-FRONT RESERVES(1):           TI/LC:            $1,500,000

                                Cap Ex:           $200,000

                                RE Tax:           $14,744

ONGOING RESERVES(2):            RE Tax:           $14,744 / month

                                Insurance:        Springing

LOCKBOX:                        None


--------------------------------------------------------------------------------
                     PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

PROPERTY SUB-TYPE:              Suburban

LOCATION:                       Greenwich, Connecticut

YEAR BUILT/RENOVATED:           1973 / 1994

OCCUPANCY(3):                   88.6%

SQUARE FOOTAGE:                 101,151

THE COLLATERAL:                 4-level office building

OWNERSHIP INTEREST:             Fee

                                                               LEASE
MAJOR TENANTS                     % NRSF      RENT PSF       EXPIRATION
-------------                     ------      --------       ----------

Wexford Management                 17.7%       $20.01      5/15/2005
                                                           5/31/2005

Spear Leeds & Kellogg              12.1%       $36.00      6/30/2005

AG Edwards                         9.2%        $24.50      2/28/2007

PROPERTY MANAGEMENT:            American Capital Property Management, Inc.


U/W NET OP. INCOME:             $2,146,886

U/W NET CASH FLOW:              $2,086,231

APPRAISED VALUE:                $28,000,000

CUT-OFF DATE LTV:               74.2%

MATURITY DATE LTV:              65.0%

DSCR:                           1.25x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) The initial TI/LC reserve is in the form of a letter of credit. The minimum required TI/LC reserve will automatically be reduced by $150,000 per year on March 1 of each year. In the event the TI/LC reserve ever declines below the adjusted minimum amount, then the Borrower must make monthly reserve deposits in the amount of $16,907 until the minimum reserve amount is restored.

(2) The Borrower is required to escrow 1/12 of annual real estate taxes monthly. The amounts shown are the current monthly collections. The Borrower will be required to escrow 1/12 of annual insurance premiums monthly only in the event that the property is no longer insured with a blanket policy acceptable to lender or an event of default occurs.

(3)  Occupancy is based on the rent roll dated March 1, 2003.

THE 411 WEST PUTNAM LOAN

     THE LOAN. The tenth largest loan (the "411 West Putnam Loan") as evidenced by the Promissory Note (the "411 West Putnam Note") is secured by a first priority Amended and Restated Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "411 West Putnam Mortgage") encumbering the 101,151 square foot suburban office building


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


known as 411 West Putnam Avenue, located in Greenwich, Connecticut (the "411 West Putnam Property"). The 411 West Putnam Loan was originated on February 28, 2003 by or on behalf of Morgan Stanley Mortgage Capital Inc. ("MSMC").

     THE BORROWER. The borrower is Florida Sherwood Forest, Ltd., a California Limited Partnership, (the "411 West Putnam Borrower") that owns no material asset other than the 411 West Putnam Property and related interests. The 411 West Putnam Borrower is controlled by American Capital Group and its principals. American Capital Group affiliated property-specific partnerships and limited liability companies collectively control and manage 33 properties in 9 states. American Capital Group has historically focused on ownership and management of mobile home parks and development and ownership of power retail centers. Principals of American Capital Group involved in the 411 West Putnam Property include James Taylor, who founded American Capital Management Corporation in 1972, David Horn and Hugh Boss.

     THE PROPERTY. The 411 West Putnam Property is located in Greenwich, Connecticut, near the intersection of West Putnam Avenue (Route 1) and Old Post Road #2 and approximately two miles west of the center of the town of Greenwich, in a mixed residential and office building neighborhood. The 411 West Putnam Property was originally constructed in 1973 and renovated in 1994. It consists of a 101,151 square foot, four-level steel frame and glass office building. The 411 West Putnam Property is situated on approximately 2.0 acres and contains 290 parking spaces, including surface parking and 170 spaces in a 2-level underground parking structure. The town of Greenwich is located on the north shore of Long Island Sound, approximately one hour's drive from New York City.

----------------------------------------------------------------------------------------------------------------------
                                               LEASE ROLLOVER SCHEDULE

                             # OF       AVERAGE BASE    % OF TOTAL    CUMULATIVE   % OF TOTAL BASE   CUMULATIVE % OF
                            LEASES      RENT PER SF    SQUARE FEET     % OF SF     RENTAL REVENUES     TOTAL RENTAL
          YEAR              ROLLING       ROLLING        ROLLING       ROLLING         ROLLING       REVENUES ROLLING
------------------------- ------------ --------------- ------------- ------------- ----------------- -----------------
         Vacant                6             --            11%           11%              --                --
------------------------- ------------ --------------- ------------- ------------- ----------------- -----------------
      2003 and MTM             3           $24.78           6%           17%              6%                6%
------------------------- ------------ --------------- ------------- ------------- ----------------- -----------------
          2004                 3           $33.86           7%           24%              8%               14%
------------------------- ------------ --------------- ------------- ------------- ----------------- -----------------
          2005                 8           $26.81          41%           65%             41%               54%
------------------------- ------------ --------------- ------------- ------------- ----------------- -----------------
          2006                 3           $38.62           6%           72%              9%               64%
------------------------- ------------ --------------- ------------- ------------- ----------------- -----------------
          2007                 6           $33.89          24%           96%             30%               94%
------------------------- ------------ --------------- ------------- ------------- ----------------- -----------------
          2008                --             --             0%           96%              --               94%
------------------------- ------------ --------------- ------------- ------------- ----------------- -----------------
          2009                --             --             0%           96%              --               94%
------------------------- ------------ --------------- ------------- ------------- ----------------- -----------------
          2010                 2           $37.92           4%          100%              6%              100%
------------------------- ------------ --------------- ------------- ------------- ----------------- -----------------
          2011                --             --             0%          100%              --              100%
------------------------- ------------ --------------- ------------- ------------- ----------------- -----------------
          2012                --             --             0%          100%              --              100%
------------------------- ------------ --------------- ------------- ------------- ----------------- -----------------
     2013 & Beyond            --             --             0%          100%              --              100%
------------------------- ------------ --------------- ------------- ------------- ----------------- -----------------

     PROPERTY MANAGEMENT. The 411 West Putnam Property is managed by American Capital Property Management, Inc., which is an affiliate of the 411 West Putnam Borrower. The management agreement is subject and subordinate to the 411 West Putnam Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,141,310,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP10


                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.